UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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SciQuest, Inc.

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SciQuest, Inc.

6501 Weston Parkway, Suite 200

Cary, North Carolina 27513

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders,

We invite you to attend SciQuest’s 2013 Annual Meeting of Stockholders at the Company’s headquarters, 6501 Weston Parkway, Suite 200, Cary, NC 27513, on Wednesday, April 24, 2013, at 2:00 p.m. local time. At the meeting, we will:

1.	elect one director for a three-year term expiring in 2016;

2.	vote on an advisory resolution regarding the compensation of the named executive officers as disclosed in this proxy statement;

3.	vote on the adoption of the SciQuest, Inc. Employee Stock Purchase Plan;

4.	vote on the adoption of the SciQuest, Inc. 2013 Stock Incentive Plan;

5.	vote on the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for our fiscal year ending December 31, 2013; and

6.	transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

You can vote at the annual meeting and any adjournment of the meeting if you were a stockholder of record on February 28, 2013. A list of stockholders entitled to vote at the annual meeting will be available for review by our stockholders at our corporate headquarters located at 6501 Weston Parkway, Suite 200, Cary, North Carolina, during ordinary business hours for the 10-day period before the meeting.

A copy of our Annual Report to Stockholders for the year ended December 31, 2012 is enclosed with this Notice. The following proxy statement and enclosed proxy card are being sent to stockholders on and after March 12, 2013.

By order of the Board of Directors,

Rudy C. Howard Secretary and Chief Financial Officer

Cary, North Carolina

March 12, 2013

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY

MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON APRIL 24, 2013.

Stockholders may access, view and download the 2013 proxy statement and our 2012 Annual Report over the Internet on our website located at www.envisionreports.com/SQI.

2013 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

SciQuest, Inc.

6501 Weston Parkway, Suite 200

Cary, North Carolina 27513

2013 ANNUAL MEETING OF STOCKHOLDERS

April 24, 2013

PROXY STATEMENT

This proxy statement and enclosed proxy card are being furnished to you in connection with the solicitation of proxies by our Board of Directors for use at the annual meeting. In this proxy statement, “we,” “us,” “our” and “SciQuest” refer to SciQuest, Inc. and “you” and “your” refer to SciQuest stockholders.

Questions and Answers About the Proxy Materials and Our 2013 Annual Meeting of Stockholders

Q:	Why am I receiving these materials?

A:	Our Board of Directors is providing these proxy materials to you in connection with its solicitation of proxies for use at the SciQuest 2013 Annual Meeting of Stockholders, which will take place on April 24, 2013, at the Company’s headquarters, 6501 Weston Parkway, Suite 200, Cary, NC 27513, at 2:00 p.m. local time. You are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q:	What information is contained in these materials?

A:	The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and named executive officers and certain other required information. Our Annual Report to Stockholders for the year ended December 31, 2012, which includes our audited consolidated financial statements for the years ended December 31, 2012, 2011 and 2010, is included in these proxy materials. Your proxy, which you may use to vote, is also enclosed.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the annual meeting.

Q:	What proposals will be voted upon at the annual meeting?

A:	There are five proposals scheduled to be voted on at the annual meeting:

•	election of one director for a three-year term expiring in 2016;

•	an advisory resolution regarding the compensation of the named executive officers as disclosed in this proxy statement;

•	the adoption of the SciQuest, Inc. Employee Stock Purchase Plan;

•	the adoption of the SciQuest, Inc. 2013 Stock Incentive Plan; and

•	the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for our fiscal year ending December 31, 2013.

In addition, such other business as may properly come before the annual meeting will be considered. We are not currently aware of any other matters to be considered at the meeting.

Q:	How does SciQuest’s Board of Directors recommend that I vote?

A:	Your Board of Directors recommends that you vote your shares “FOR” the nominee to the Board of Directors, “FOR” the advisory resolution supporting the compensation of the named executive officers as disclosed in this proxy statement, “FOR” the adoption of the SciQuest, Inc. Employee Stock Purchase Plan, “FOR” the adoption of the SciQuest, Inc. 2013 Stock Incentive Plan and “FOR” the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for our fiscal year ending December 31, 2013.

Q:	Who may vote?

A:	You may vote at the annual meeting or by proxy if you were a stockholder of record at the close of business on February 28, 2013. Each stockholder is entitled to one vote per share on each matter presented. As of February 28, 2013, there were shares of our common stock outstanding.

Q:	How do I vote before the annual meeting?

A:	We offer the convenience of voting by mail-in proxy, telephone or the Internet as described in more detail below. See the enclosed proxy for voting instructions. If you properly sign and return the proxy in the form we have provided or properly vote by telephone or the Internet, your shares will be voted at the annual meeting and at any adjournment of that meeting.

Q:	What if I return my proxy but do not provide voting instructions?

A:	If you specify a choice, your proxy will be voted as specified. If you return a signed proxy but do not specify a choice, your shares will be voted “FOR” the election of the nominee named in this proxy statement, “FOR” the advisory resolution supporting the compensation of the named executive officers as disclosed in this proxy statement, “FOR” the adoption of the SciQuest, Inc. Employee Stock Purchase Plan, “FOR” the adoption of the SciQuest, Inc. 2013 Stock Incentive Plan and “FOR” the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for our fiscal year ending December 31, 2013. In all cases, your proxy will be voted in the discretion of the individuals named as proxies on the proxy card with respect to any other matters that may come before the annual meeting.

Q:	Can I change my mind after I vote?

A:	You may revoke your proxy at any time before it is exercised by delivering written notice of revocation to the Secretary of SciQuest or by attending and voting at the annual meeting.

Q:	How can I vote my shares in person at the annual meeting?

A:	Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to vote in person, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the annual meeting in person, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting. Shares held in “street name” through a brokerage account or by a bank or other nominee may be voted in person by you if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:	What is the quorum requirement for the annual meeting?

A:	The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the annual meeting is necessary to constitute a quorum. If a registered stockholder indicates on his or her proxy card that the stockholder wishes to abstain from voting, or a beneficial owner instructs its bank, broker or other nominee that the stockholder wishes to abstain from voting, these shares are considered present and entitled to vote at the annual meeting. These shares will count toward determining whether a quorum is present.

Q:	What is the voting requirement to approve each of the proposals?

A:	A plurality of the shares voting is required to elect directors. This means that the nominee who receives the most votes will be elected. In counting votes on the election of directors, only votes “for” or “withheld” affect the outcome. Broker non-votes (which are explained below) will be counted as not voted and will be deducted from the total shares of which a plurality is required.

Adoption of the SciQuest, Inc. Employee Stock Purchase Plan, adoption of the SciQuest, Inc. 2013 Stock Incentive Plan and ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for our fiscal year ending December 31, 2013 each requires the affirmative vote of a majority of the shares present or represented at the annual meeting and entitled to vote upon the proposal. In counting votes on this matter, abstentions will be counted as votes “against” the matter and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect.

The advisory resolution regarding the compensation of the named executive officers is non-binding on us and our Board of Directors. Our Board of Directors and the Compensation Committee will review the voting results, and to the extent there are a significant number of negative votes on this resolution, we would expect to initiate procedures to better understand the concerns that influenced the resolution. Our Board of Directors and the Compensation Committee will consider constructive feedback obtained through this process in making future decisions about named executive officer compensation programs. In counting votes on the advisory resolution, abstentions will be counted as votes “against” the matter and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect.

Q:	What are broker non-votes and what effect do they have on the proposals?

A:	Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (a) the broker has not received voting instructions from the beneficial owner and (b) the broker lacks discretionary voting power to vote those shares.

If you do not vote your proxy and your shares are held in street name, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. On non-routine matters, if the brokerage firm has not received voting instructions from you, the brokerage firm cannot vote your shares on that proposal, which is considered a “broker non-vote.” Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the annual meeting. All of the proposals in this proxy statement are non-routine other than the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for our fiscal year ending December 31, 2013. The New York Stock Exchange has eliminated broker discretionary voting for the election of directors. Therefore, your broker is not able to vote uninstructed shares on your behalf in any director election. These rules apply to us even though our common stock is traded on The Nasdaq Global Market (“Nasdaq”). Brokers who do not receive instructions may not vote for the election of directors or for any other proposal in this proxy statement. Therefore, we encourage you to sign and return your proxy, with voting instructions, before the annual meeting so that your shares will be represented and voted at the meeting even if you cannot attend in person.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means that your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	Where can I find the voting results of the annual meeting?

A:	We will announce preliminary voting results at the annual meeting and publish final results in a current report on Form 8-K shortly after the meeting.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Board of Directors currently consists of six directors and is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:

•	The Class III directors are Noel J. Fenton and L. Steven Nelson, and their terms will expire at the annual meeting of stockholders to be held in 2013;

•	The Class I directors are Timothy J. Buckley and Daniel F. Gillis, and their terms will expire at the annual meeting of stockholders to be held in 2014; and

•	The Class II directors are Jeffrey T. Barber and Stephen J. Wiehe, and their terms will expire at the annual meeting of stockholders to be held in 2015.

We seek to achieve an appropriate level of diversity in our Board membership and to assemble a broad range of skills, expertise, knowledge and contacts to benefit our business. The Nominating and Corporate Governance Committee and the Board of Directors annually assess the current make-up of the Board, considering diversity across many dimensions, including gender, race, age, industry experience, functional areas, geographic scope, public and private company experience, academic background and director experience in the context of an assessment of our current and expected needs. The Nominating and Corporate Governance Committee reviews director candidates based on our needs as identified through this assessment and other factors, including their relative skills and characteristics, their exemplification of the highest standards of personal and professional integrity, their independence under Nasdaq listing standards, their potential contribution to the composition and culture of the Board of Directors and their ability and willingness to actively participate in Board and committee meetings and to otherwise devote sufficient time to their duties as a director. In particular, the Board of Directors and the Nominating and Corporate Governance Committee believe that sound governance of our company in an increasingly complex marketplace requires a wide range of viewpoints, backgrounds, skills and experiences. Although the Board of Directors does not have a formal policy regarding Board diversity, it believes that having such diversity among its members enhances the ability to make fully informed, comprehensive decisions. We believe that our Board of Directors collectively possesses these types of experience. A summary of each director’s most relevant experience is provided below.

Noel Fenton has chosen not to stand for reelection as a director. Mr. Fenton’s decision to forego reelection is not the result of any disagreement with us. As recommended by the Nominating and Corporate Governance Committee, our Board of Directors has nominated Steven Nelson for election as a Class III director for a term expiring at the 2016 annual meeting of stockholders. Based on the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has not nominated a candidate to replace Mr. Fenton, and a vacancy in Class III will result. Our Nominating and Corporate Governance Committee determined that leaving a vacancy at this time would be advisable in order to allow sufficient time to adequately identify and review potential director candidates.

The proposed nominee is willing to serve as a director if elected. However, if such nominee is unable to serve or is otherwise unavailable for election, which is not contemplated, our incumbent Board of Directors may or may not select a substitute nominee. If a substitute nominee is selected, your shares will be voted for the substitute nominee (unless you give other instructions). If a substitute nominee is not selected, your shares will be voted for the remaining nominees. Proxies will not be voted for more than one nominee.

Biographical information for the nominee and each current director who will continue to serve after the annual meeting is presented below. There is no family relationship between any director, executive officer or person nominated to become a director or executive officer.

Nominee for Term Expiring in 2016 (Class III)

L. Steven Nelson, 54, has been a member of our Board of Directors since July 2012. Since 1999, Mr. Nelson has been a partner of Wakefield Group, a venture capital firm focused on technology, health, and business services investments, and is currently its managing partner. From 1996 to 1999, Mr. Nelson served in several executive capacities with Quokka Sports Inc., a digital sports media company. Prior to that, Mr. Nelson served in several executive capacities with International Business Machines Corporation. Mr. Nelson currently serves as Chairman of BlueCross BlueShield of North Carolina and serves on the board of directors of several other privately-held companies. Mr. Nelson graduated from Wake Forest University with a B.S. in Business. Mr. Nelson’s experience with technology companies as an executive and investor as well as being a director of several privately-held companies provides us with valuable experience and qualifies him to serve as a director.

Our Board of Directors unanimously recommends that you vote FOR the above-listed nominee.

Continuing Directors with Terms Expiring in 2014 (Class I)

Timothy J. Buckley, 61, has been a member of our Board of Directors since March 2010. Mr. Buckley has served as Chief Executive Officer of Xtium Inc., a provider of virtual hosting and recovery services since November 2011. From April 1999 until November 2003, Mr. Buckley served as the chief operating officer for Red Hat (NYSE: RHT), a premier open source and Linux provider. As chief operating officer, Mr. Buckley used his insight to accelerate the momentum of open source and expand Red Hat’s worldwide business operations. From December 1993 until joining Red Hat, Mr. Buckley was senior vice president of worldwide sales at Visio Corporation (NASDAQ: VSIO), a software application company that was acquired by Microsoft Corporation in 2000 in a transaction valued at $1.5 billion. He currently serves on the board of directors of several privately-held companies. Mr. Buckley graduated from Pennsylvania State University with a degree in liberal arts. Mr. Buckley’s experience as a sales executive and chief operating officer for publicly-held companies in the software industry as well as a director of several privately-held companies provides us with valuable experience and qualifies him to serve as a director.

Daniel F. Gillis, 66, has been a member of our Board of Directors since October 2005. From 1997 until 2001, Mr. Gillis served as Chief Executive Officer of SAGA Systems, a NYSE-traded enterprise software company. Prior to joining SAGA Systems, Mr. Gillis had served as Executive Vice President of Falcon Systems, an interactive equipment company serving the federal government market. Mr. Gillis also served as a member of the NYSE Listed Companies Advisory Board from 1999 until 2001. Mr. Gillis is a graduate of the University of Rhode Island. Mr. Gillis’ executive, managerial and sales experience, including service as chief executive officer and director of a publicly-held software company, as well as his experience with the NYSE, brings valuable contributions and experience to our Board of Directors.

Continuing Directors with Terms Expiring in 2015 (Class II)

Jeffrey T. Barber, 60, has been a member of our Board of Directors since March 2010. Mr. Barber has served as a Managing Director of Fennebresque & Co., an investment banking firm, since October 2009. From 1988 until June 2008, Mr. Barber was an audit partner of PricewaterhouseCoopers LLP, where he also served as the managing partner of its Raleigh, North Carolina office for a period of 14 years. Mr. Barber has served as a member of the board of directors of Ply Gem Holdings, Inc., building products provider, since January 2010. Mr. Barber also serves as chairman of Ply Gem Holdings’ audit committee. Mr. Barber has a B.S. in accounting from the University of Kentucky. Mr. Barber is a financial expert as contemplated by the rules of the SEC implementing Section 407 of the Sarbanes-Oxley Act of 2002. As an audit partner with PricewaterhouseCoopers, Mr. Barber worked with numerous software and other technology companies. Mr. Barber’s accounting and financial expertise, qualifying him as a financial expert, and general business acumen results in unique and valuable contributions to our Board of Directors with respect to financial matters.

Stephen J. Wiehe, 49, has served as our President, Chief Executive Officer and a member of our Board of Directors since joining SciQuest in February 2001. From 2000 until he joined SciQuest, Mr. Wiehe served as Senior Director, Strategic Investments & Mergers and Acquisitions at SAS Institute. Mr. Wiehe joined SAS as part of its acquisition of DataFlux Corporation, a provider of data quality and data warehousing solutions, where Mr. Wiehe had served as President and Chief Executive Officer since 1999. From 1998 until joining DataFlux, Mr. Wiehe served as Managing Director/Europe and Senior Executive Vice President for SunGard Treasury Systems, a division of SunGard Data Systems, Inc., a software and IT services company. He also served as President of Multinational Computer Models, Inc., a provider of Treasury management solutions used by large multinational corporations to manage their foreign exchange, debt, and investment-related financial hedging instruments, from 1991 until Multinational Computer Models was sold to SunGard Data Systems in 1998. Mr. Wiehe started his career with General Electric Company, serving in various financial positions from 1987 to 1991 and graduating from its Financial Management Program in 1989. Mr. Wiehe is a graduate of the University of Kentucky. Mr. Wiehe’s past experience as chief executive officer of two software companies, his participation in relevant industry organizations and his long service with us has resulted in significant operational experience and a deep knowledge of the software industry generally and our business in particular. These qualities and this experience provide a critical contribution to our Board of Directors.

CORPORATE GOVERNANCE

Board of Directors

Our stockholders elect the Board of Directors to oversee management of our company. The Board delegates authority to the Chief Executive Officer and senior management to pursue our mission and oversees the Chief Executive Officer’s and senior management’s conduct of our business. In addition to its general oversight function, our Board of Directors reviews and assesses the company’s strategic and business planning, senior management’s approach to addressing significant risks and has additional responsibilities including, but not limited to, the following:

•	reviewing and approving the company’s key objectives and strategic business plans and monitoring implementation of those plans and our success in meeting identified objectives;

•	reviewing the company’s financial objectives and major corporate plans, business strategies and actions;

•	providing advice and oversight regarding the selection, evaluation, development and compensation of executive management;

•	reviewing significant risks confronting our company and alternatives for their mitigation; and

•

assessing whether adequate policies and procedures are in place to safeguard the integrity of our business operations and financial reporting and to promote compliance with applicable laws and regulations, and monitoring management’s administration of those policies and procedures.

During 2012, our Board of Directors held nine meetings. All directors attended at least 75% of the meetings of the Board and the committees on which they served. It is our policy that each director attend our annual meeting of stockholders, and all five members of our Board of Directors as of last year’s annual meeting attended such meeting.

We have three standing committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Members of each committee are appointed by the Board of Directors, and the authority, duties and responsibilities of each committee are governed by written charters approved by the Board of Directors. In addition to regular meetings of the Board of Directors and committees, we have regular scheduled executive sessions for our non-management, or independent, directors. Our Board of Directors may from time to time establish other committees.

Director Independence

Our Board of Directors has determined that five of our six directors are independent directors within the meaning of the independent director guidelines of Nasdaq. The independent directors are Messrs. Barber, Buckley, Fenton, Gillis and Nelson.

Board Committees

Audit Committee

The Audit Committee oversees our corporate accounting and financial reporting processes. The Audit Committee also:

•	evaluates the qualifications, performance and independence of our independent auditor and review and approves both audit and non-audit services to be provided by the independent auditor;

•

discusses with management and our independent auditors any major issues as to the adequacy of our internal controls, any actions to be taken in light of significant or material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting;

•

establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters;

•	reviews our financial statements and our critical accounting policies and estimates; and

•	prepares the Audit Committee report that SEC rules require to be included in our annual proxy statement and annual report on Form 10-K.

The current members of the Audit Committee are Messrs. Barber, Buckley, Fenton and Gillis. Mr. Fenton will no longer serve on the Audit Committee following the annual meeting. Mr. Barber serves as the chairman of the Audit Committee and is a financial expert as contemplated by the rules of the SEC implementing Section 407 of the Sarbanes-Oxley Act of 2002. The composition of the Audit Committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our Board of Directors has adopted an Audit Committee charter. We believe that the Audit Committee’s charter and functioning comply with the applicable requirements of Nasdaq and SEC rules and regulations. We intend to comply with future requirements to the extent they become applicable to us. During 2012, our Audit Committee held four meetings.

Copies of the charter for our Audit Committee are available without charge, upon request in writing to SciQuest, Inc., 6501 Weston Parkway, Suite 200, Cary, North Carolina 27513, Attn: Secretary, or on the investor relations portion of our website, www.sciquest.com.

Compensation Committee

The Compensation Committee oversees our corporate compensation and benefit programs and has the responsibilities described in the “Compensation Discussion and Analysis” section of this proxy statement.

The members of the Compensation Committee are Messrs. Buckley and Nelson, each of whom our Board of Directors has determined is independent within the meaning of the independent director guidelines of Nasdaq. Mr. Nelson serves as the chairman of the Compensation Committee. The composition of the Compensation Committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our Board of Directors has adopted a Compensation Committee charter. We believe that the Compensation Committee charter and the functioning of the Compensation Committee comply with the applicable requirements of Nasdaq and SEC rules and regulations. We intend to comply with future requirements to the extent they become applicable to us. During 2012, our Compensation Committee held three meetings.

Copies of the charter for our Compensation Committee are available without charge, upon request in writing to SciQuest, Inc., 6501 Weston Parkway, Suite 200, Cary, North Carolina 27513, Attn: Secretary, or on the investor relations portion of our website, www.sciquest.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee oversees and assists our Board of Directors in reviewing and recommending nominees for election as directors. The Nominating and Corporate Governance Committee also:

•	assesses the performance of the members of our Board of Directors;

•	oversees guidelines for the composition of our Board of Directors; and

•	reviews and administers our corporate governance principles.

The current members of the Nominating and Corporate Governance Committee are Messrs. Barber, Fenton and Gillis, each of whom our Board of Directors has determined is independent within the meaning of the independent director guidelines of Nasdaq. Mr. Fenton will no longer serve on the Nominating and Corporate Governance Committee following the Annual Meeting. Mr. Gillis serves as the chairman of the Nominating and Corporate Governance Committee. The compensation of the Nominating and Corporate Governance Committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our Board of Directors has adopted a Nominating and Corporate Governance Committee charter. We believe that the Nominating and Corporate Governance Committee charter and the functioning of the Nominating and Corporate Governance Committee comply with the applicable requirements of Nasdaq and SEC rules and regulations. We intend to comply with future requirements to the extent they become applicable to us. The Nominating and Corporate Governance Committee charter requires this committee to review any director candidate recommended by stockholders. During 2012, our Nominating and Corporate Governance Committee held two meetings.

Copies of the charter for our Nominating and Corporate Governance Committee are available without charge, upon request in writing to SciQuest, Inc., 6501 Weston Parkway, Suite 200, Cary, North Carolina 27513, Attn: Secretary, or on the investor relations portion of our website, www.sciquest.com.

Identification and Evaluation of Director Candidates

Our Board of Directors prides itself on its ability to recruit and retain directors who have a diversity of experience, who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective in collectively serving the long-term interests of our stockholders.

The Nominating and Corporate Governance Committee of the Board of Directors acts as the Board’s nominating committee. All members of the Nominating and Corporate Governance Committee are independent as defined by Nasdaq rules. The Nominating and Corporate Governance Committee seeks individuals qualified to become directors and recommends candidates for all director openings to the full Board.

The Nominating and Corporate Governance Committee considers director candidates suggested by directors, senior management and stockholders and evaluates all nominees for director in the same manner. Our Board of Directors ultimately determines individuals to be nominated at each annual meeting. Stockholders must comply with the procedures described below under “Stockholder Nominations.”

Stockholder Nominations

Stockholders who wish to recommend nominees for consideration by the Nominating and Corporate Governance Committee must submit their nominations in writing to our Secretary. Submissions must include sufficient biographical information concerning the recommended individual, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements and other board memberships, if any, held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating and Corporate Governance Committee may consider such stockholder recommendations when it evaluates and recommends nominees to the full Board of Directors for submission to the stockholders at each annual meeting. Stockholder nominations made in accordance with these procedures and requirements must be addressed to SciQuest, Inc., Attn: Secretary, at 6501 Weston Parkway, Suite 200, Cary, North Carolina 27513.

In addition, stockholders may nominate directors for election without consideration by the Nominating and Corporate Governance Committee. Any stockholder of record may nominate an individual by following the procedures and deadlines set forth in the “Stockholder Proposals for Inclusion in Next Year’s Proxy Statement” and “Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting” sections of this proxy statement and by complying with the eligibility, advance notice and other provisions of our bylaws. Under our bylaws, a stockholder is eligible to submit a nomination if the stockholder is a holder of record and entitled to vote at the annual meeting. The stockholder also must provide us with timely notice of the nomination. To be timely, the stockholder must provide advance notice not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting.

Board Leadership Structure

Our Board of Directors does not have a formal policy with respect to whether the Chief Executive Officer should also serve as Chairman of the Board. The decision regarding leadership structure is based on an evaluation of the circumstances in existence and the specific needs of our company and the Board of Directors at the time it reviews either or both roles. The Board of Directors periodically reviews its leadership structure to ensure that it remains the optimal structure for our company and our stockholders.

Currently, Noel Fenton is our Chairman and Stephen Wiehe is our President and Chief Executive Officer. Mr. Fenton also serves as our lead independent director. In these roles, Mr. Fenton leads the Board of Directors in its role to provide general oversight of our company, ensures that the independent directors meet regularly in executive session and otherwise function effectively as a group and to provide guidance and support for the Chief Executive Officer. Further, the Chairman presides over meetings of the full Board of Directors. As Chief Executive Officer, Mr. Wiehe is responsible for developing and executing the corporate strategy, as well as for overseeing the day-to-day operations and performance of the company.

As a result of Mr. Fenton not standing for reelection as a director at the annual meeting, Mr. Buckley will serve as our lead independent director following the annual meeting. At this time, our Board of Directors has not determined who will serve as Chairman following the annual meeting and will make such determination following an evaluation of the appropriate structure for our company.

Risk Oversight by our Board of Directors

While risk management is primarily the responsibility of our management team, our Board of Directors is responsible for the overall supervision of our risk management activities. Our Board of Directors implements its risk oversight function both at the full Board level and through delegation to various committees. These committees meet regularly and report back to the full Board. The Audit Committee has primary oversight responsibility for financial reporting with respect to our major financial exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also oversees our procedures for the receipt, retention and treatment of complaints relating to accounting and auditing matters and oversees management of our legal and regulatory compliance systems. The Compensation Committee oversees risks relating to our compensation plans and programs.

In 2011, the Board directed our management team to conduct a comprehensive enterprise risk management assessment, the results of which were presented to the Board in early 2012. Pursuant to the Board’s direction that our management team review and update this enterprise risk management assessment periodically, our management is performing an updated assessment with the results to be reported to the Board in 2013. In addition, the Board and its various committees receive presentations throughout the year from various department and business unit leaders that include discussion of significant risks as appropriate. The Board regularly addresses in an executive session matters of particular importance or concern, including any significant areas of risk that require Board attention.

We believe that our approach to risk oversight, as described above, optimizes our ability to assess inter-relationships among the various risks, make informed cost-benefit decisions and approach emerging risks in a proactive manner for the company. We also believe that our risk structure complements our current Board of Directors leadership structure, as it allows our independent directors, through the three fully-independent Board committees, to exercise effective oversight of the actions of management in identifying risks and implementing effective risk management policies and controls.

Code of Business Ethics and Conduct

Our Board of Directors has adopted a code of business ethics and conduct for all employees, officers and directors. The code of business ethics and conduct is available on our website at www.sciquest.com. We expect that any amendments to the code of business ethics and conduct, or any waiver of its requirements, will be disclosed on our website. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Attendance

Board and committee meeting attendance is central to the proper functioning of our Board of Directors and is a priority. Directors are expected to make every effort to attend all meetings of the Board of Directors, meetings of committees on which they serve and the annual meeting of stockholders.

Stockholder Communications with the Board of Directors

Stockholders and interested parties may communicate with our Board of Directors by sending correspondence to the Board, a specific Board committee or a director c/o Secretary, SciQuest, Inc., 6501 Weston Parkway, Suite 200, Cary, North Carolina 27513.

The Secretary reviews all communications to determine whether the contents include a message to a director and will provide a summary and copies of all correspondence (other than solicitations for services, products or publications) to the applicable directors at each regularly scheduled meeting. The Secretary will alert individual directors to items which warrant a prompt response from the individual director prior to the next regularly scheduled meeting. Items warranting prompt response, but not addressed to a specific director, will be routed to the applicable committee chairperson.

Director Compensation

The following table sets forth information regarding compensation earned by our non-employee directors during 2012:

Director Compensation Table for Year Ended December 31, 2012

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Total
Jeffrey T. Barber	$65,000	$70,000	—	$135,000
Timothy J. Buckley	$57,667	$70,000	—	$127,667
Noel J. Fenton	$64,333	$70,000	—	$134,333
Daniel F. Gillis	$62,333	$70,000	—	$132,333
L. Steven Nelson	$27,027	$151,397	—	$178,424

(1)	These amounts reflect the fair value of the stock award as of the date of grant.

In 2012, our Board of Directors adopted the following compensation package for our non-employee directors:

Annual Retainers:
Cash	$30,000
Restricted Stock Unit Grant	$70,000
Committee Chair Fees:
Audit committee chair	$15,000
Compensation committee chair	$10,000
Nominating and corporate governance committee chair retainer	$10,000
Committee Membership Fees:
Per each non-chair committee membership	$5,000
Initial election restricted stock unit grant	$100,000

The new compensation package was adopted in order to simplify the compensation structure and to promote long-term value as opposed to meeting attendance. The restricted stock unit grants will be based on the market value of our common stock on the date of grant. The annual restricted stock unit grants will have one-year vesting, with 50% issue upon vesting and 50% deferred until termination of Board service, although a director may elect to defer the entire issuance until termination of Board service. For the initial election restricted stock unit grants, issuance will be fully deferred until termination of Board service.

We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending board of director and committee meetings.

Compensation Committee Interlocks and Insider Participation

No current member of the Compensation Committee is a current or former executive officer or employee of our company. None of our executive officers served and currently none of them serves on the board of directors or compensation committee of any other entity with executive officers who have served on our Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OFFICERS AND DIRECTORS

The following table sets forth information regarding beneficial ownership of our common stock as of December 31, 2012 by (i) each of our named executive officers, (ii) each of our directors, (iii) all of our executive officers and directors as a group, and (iv) each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock.

Beneficial ownership in this table is determined in accordance with the rules of the SEC and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of common stock deemed outstanding includes shares issuable upon exercise of options held by the respective person or group that may be exercised within 60 days after December 31, 2012. For purposes of calculating each person’s or group’s percentage ownership, stock options exercisable within 60 days after December 31, 2010 are included for that person or group.

Percentage of beneficial ownership is based on 22,525,767 shares of common stock outstanding as of December 31, 2012.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed, except for those jointly owned with that person’s spouse. Unless otherwise noted below, the address of each person listed on the table is c/o SciQuest, Inc., 6501 Weston Parkway, Suite 200, Cary, North Carolina 27513. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Beneficial Ownership
Name	Shares	Percentage
Named Executive Officers and Directors:
Stephen J. Wiehe(1)	802,027	3.5%
Rudy C. Howard(2)	158,331	*
Jeffrey A. Martini (3)	141,684	*
Grant W. Collingsworth(4)	99,045	*
Teresa B. Jamison	—	*
C. Gamble Heffernan(5)	13,884	*
Noel J. Fenton(6)	28,345	*
Daniel F. Gillis(7)	156,553	*
Jeffrey T. Barber(8)	30,155	*
Timothy J. Buckley(9)	30,155	*
L. Steven Nelson	—	*
All executive officers and directors as a group (12 people)(10)	1,460,179	6.4%
5% Stockholders:
Massachusetts Financial Services Company(11)	2,425,678	10.8%
Wasatch Advisors, Inc.(12)	1,809,580	8.0%
Wells Fargo & Company(13)	1,623,025	7.2%
Riverbridge Partners LLC(14)	1,443,588	6.4%
Capital Research Global Investors(15)	1,419,400	6.3%
FMR LLC(16)	1,119,847	5.0%

(1)	Includes 7,546 shares held by Mr. Wiehe as custodian for Andrew John Wiehe and Stephanie Elizabeth Wiehe, over which Mr. Wiehe has voting and investment power. Includes 83,729 shares subject to options that are exercisable within 60 days of the date of the table.
(2)	Consists of shares subject to options that are exercisable within 60 days of the date of the table.
(3)	Includes 17,603 shares subject to options that are exercisable within 60 days of the date of the table.
(4)	Consists of shares subject to options that are exercisable within 60 days of the date of the table.

(5)	Includes 1,822 shares subject to options that are exercisable within 60 days of the date of the table.
(6)	Includes 14,539 shares held by the Fenton Family 1994 Trust. Mr. Fenton may be deemed to have shared voting and investment power over the shares held by this trust but disclaims beneficial ownership of such shares. Includes 56 shares held by TVL Management Corporation and 13,750 shares subject to options that are exercisable within 60 days of the date of the table and that are held by TVL Management Corporation. Mr. Fenton may be deemed to have shared voting and investment power over the shares held by this entity or subject to options held by this entity but disclaims beneficial ownership of such shares.
(7)	Includes 51,620 shares held by Gillis Company, LLC, over which Mr. Gillis has sole voting and investment power, and includes 13,750 shares subject to options that are exercisable within 60 days of the date of the table. The address for Mr. Gillis and Gillis Company, LLC is 5 Masters Court, Potomac, MD 20854.
(8)	Consists of shares subject to options that are exercisable within 60 days of the date of the table.
(9)	Consists of shares subject to options that are exercisable within 60 days of the date of the table.
(10)	Includes 350,861 shares subject to options that are exercisable within 60 days of the date of the table. Includes 7,546 shares held by Mr. Wiehe as custodian for Andrew John Wiehe and Stephanie Elizabeth Wiehe, over which Mr. Wiehe has voting and investment power. Includes 4,364 shares held by the Fenton Family 1994 Trust. Mr. Fenton may be deemed to have shared voting and investment power over the shares held by this trust but disclaims beneficial ownership of such shares. Includes 56 shares held by TVL Management Corporation and 13,750 shares subject to options that are exercisable within 60 days of the date of the table and that are held by TVL Management Corporation. Mr. Fenton may be deemed to have shared voting and investment power over the shares held by this entity or subject to options held by this entity but disclaims beneficial ownership of such shares. Includes 51,620 shares held by Gillis Company, LLC, over which Mr. Gillis has sole voting and investment power.
(11)	Includes shares held by MFS New Discovery Fund. The address for Massachusetts Financial Services Company is 111 Huntington Avenue, Boston, MA 02199.
(12)	The address for Wasatch Advisors, Inc. is 150 Social Hall Avenue, Salt Lake City, UT 84111.
(13)	Consists of shares held by the following subsidiaries: Wells Capital Management Incorporated, Wells Fargo Investment Group, Inc., Wells Fargo Bank, N.A. and Wells Fargo Funds Management, LLC. The address for Wells Fargo & Company is 420 Montgomery Street, San Francisco, CA 94104.
(14)	The address for Riverbridge Partners LLC is 80 South Eight Street, Suite 1200, Minneapolis, MN 55402.
(15)	The address for Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA 90071.
(16)	Consists of shares held by its subsidiary, Fidelity Management & Research Company. The address for FMR LLC is 82 Devonshire Street, Boston, MA 02109.

EXECUTIVE OFFICERS

Executive Officers

In addition to Mr. Wiehe, our President and Chief Executive Officer, whose biographical information appears under “Proposal 1—Election of Directors,” set forth below are the names, ages and biographical information for each of our current executive officers.

Name	Age	Position
Stephen J. Wiehe	49	President, Chief Executive Officer and Director
Rudy C. Howard	55	Chief Financial Officer
Jeffrey A. Martini	54	Senior Vice President of Worldwide Sales
Grant W. Collingsworth	49	General Counsel
Teresa B. Jamison	50	Vice President of Customer Operations
Charles W. Irek	45	Vice President of Technology

Stephen J. Wiehe has served as our President, Chief Executive Officer and a member of our Board of Directors since joining SciQuest in February 2001. From 2000 until he joined SciQuest, Mr. Wiehe served as Senior Director, Strategic Investments & Mergers and Acquisitions at SAS Institute. Mr. Wiehe joined SAS as part of its acquisition of DataFlux Corporation, a provider of data quality and data warehousing solutions, where Mr. Wiehe had served as President and Chief Executive Officer since 1999. From 1998 until joining DataFlux, Mr. Wiehe served as Managing Director/Europe and Senior Executive Vice President for SunGard Treasury Systems, a division of SunGard Data Systems, Inc., a software and IT services company. He also served as President of Multinational Computer Models, Inc., a provider of Treasury management solutions used by large multinational corporations to manage their foreign exchange, debt, and investment-related financial hedging instruments, from 1991 until Multinational Computer Models was sold to SunGard Data Systems in 1998. Mr. Wiehe started his career with General Electric Company, serving in various financial positions from 1987 to 1991 and graduating from its Financial Management Program in 1989. Mr. Wiehe is a graduate of the University of Kentucky. Mr. Wiehe’s past experience as chief executive officer of two software companies, his participation in relevant industry organizations and his long service with us has resulted in significant operational experience and a deep knowledge of the software industry generally and our business in particular. These qualities and this experience provide a critical contribution to our Board of Directors.

Rudy C. Howard has served as our Chief Financial Officer since joining SciQuest in January 2010. From November 2008 until joining SciQuest, Mr. Howard served as Senior Vice President and Chief Financial Officer of MDS Pharma Services, a pharmaceutical services company, where he was responsible for all financial management functions. From 2003 until joining MDS Pharma Services, Mr. Howard operated his own financial consulting company, Rudy C. Howard, CPA Consulting, in Wilmington, North Carolina, where his services included advising on merger and acquisition transactions, equity and debt issuances and other general management matters. From 2001 through 2003, Mr. Howard served as Chief Financial Officer for Peopleclick, Inc., an international human capital management software company. From 2000 until joining Peopleclick, Mr. Howard served as Chief Financial Officer for Marketing Services Group, Inc., a marketing and internet technology company. From 1995 until 2000, Mr. Howard served as Chief Financial Officer for PPD, Inc., a clinical research organization. Prior to joining PPD, Mr. Howard was a partner with PricewaterhouseCoopers. Mr. Howard holds a B.A. in Accounting from North Carolina State University, and he is a Certified Public Accountant.

Jeffrey A. Martini has served as our Senior Vice President of Worldwide Sales since joining SciQuest in January 2005. From 2004 until he joined SciQuest, Mr. Martini served as Vice President of Worldwide Sales for VitualEdge Corporation, a leading provider of real-time recruiting software for the extended enterprise. Prior to joining VirtualEdge, Mr. Martini had served as Vice President of Worldwide Sales at Primavera Systems, a portfolio management vendor, since 2002. From 1987 until joining Primavera Systems, Mr. Martini held a variety of sales and sales management roles at SCT Corporation, a leading provider of enterprise software applications, including serving as Corporate Vice President of Sales. Mr. Martini’s early sales career included positions at Highline Data Systems, a provider of human resource information systems for the mid-market, in 1986, and Personnel Data Systems, a provider of human resources information systems, in 1985. Mr. Martini is a graduate of Gettysburg College.

Grant W. Collingsworth has served as our General Counsel since April 2011. From October 1996 until April 2011, Mr. Collingsworth was a partner at the law firm of Morris, Manning and Martin, LLP, where he practiced corporate and securities law. From September 1989 until September 1996, Mr. Collingsworth served as an associate at the law firm of Jenkens & Gilchrist, P.C. Mr. Collingsworth holds a bachelor’s degree in business administration from the University of Oklahoma and a juris doctor from Emory University.

Teresa B. Jamison has served as our Vice President of Customer Operations since joining SciQuest in May 2012. From June 2010 until joining SciQuest, Ms. Jamison served as area Vice President of Services for Allscripts Healthcare Solutions, Inc., a leading provider of clinical, financial, connectivity and information solutions, where she was responsible for all customer service functions. From June 2008 until June 2010, Ms. Jamison served as Regional Director of Client Experiences for Misys Healthcare Systems, a leading provider of industry-specific software in the global application software and services market. From June 2007 until May 2008, Ms. Jamison served as Director of Connected Community Implementations for Misys Healthcare Systems. Ms. Jamison holds a master’s and a bachelor’s degree from Western Carolina University.

Charles W. Irek has served as our Vice President of Technology since joining SciQuest in May 2012. From September 2010 until joining SciQuest, Mr. Irek served as Chief Technology Officer and Vice President of Software Engineering for Diagnosoft, Inc. a point-of-care healthcare analytics company, where he was responsible for all product development and technology functions. From December 2008 until September 2010, Mr. Irek served as Vice President of Software Engineering for Proventys, a leading developer of personalized decision support technologies for oncology and cardiology. From 2004 until 2008, Mr. Irek served as a software development manager for GlaxoSmithKline, a global healthcare company. Mr. Irek holds a master’s of business administration from the University of Colorado and a bachelor’s degree from Penn State University.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following is a discussion and analysis of the compensation arrangements for our named executive officers for 2012 as well as the actions taken in 2013 that affect the current and future compensation of our named executive officers. Our named executive officers at the end of 2012 were Stephen Wiehe, our President and Chief Executive Officer, Rudy Howard, our Chief Financial Officer, Jeffrey Martini, our Senior Vice President of Worldwide Sales, Grant Collingsworth, our General Counsel, and Teresa Jamison, our Vice President of Customer Operations. Ms. Jamison joined our company in May 2012. In addition, Gamble Heffernan served as our Senior Vice President of Marketing and Strategy through November 2012 and is included as a named executive officer.

Executive Summary

We seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to reward named executive officers for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding the encouragement of excessive risk-taking. Our named executive officers’ total compensation is comprised of a mix of base salary, annual cash incentive bonuses, equity incentive awards and insurance and other employee benefits and compensation.

In 2012, we achieved a number of important accomplishments in the continued growth of our business, including the following:

•	Strong Revenue Growth. 2012 revenue was $66.7 million, an increase of 25% as compared to 2011.

•	Strong Cash Flows. 2012 operating cash flow was $20.4 million, a 17% increase over 2011 operating cash flow of $17.4 million.

•

Significantly Increased Customer Count. We ended 2012 with 428 customers compared to 311 customers at the end of 2011 (excluding de minimus customers in each case). We also signed 42 new customers in 2012 compared to 32 in 2011, excluding those gained via acquisition.

•	Strong Stock Performance. Our stock price increased by 11.1% from $14.27 per share on the last trading day of 2011 to $15.86 per share on the last trading day of 2012.

•	Achieved Key Strategic Objectives. We dramatically expanded our product suite by meeting our 2012 objectives to add Contract Lifecycle Management, Spend Analysis and Accounts Payable products.

Compensation Objectives

Our Compensation Committee’s primary objectives with respect to executive compensation are to:

•	attract, motivate, reward and retain high quality executives necessary to formulate and execute our business strategy;

•	ensure that compensation provided to executive officers is closely aligned with our short and long-term business objectives, risk profile, financial performance and strategic goals;

•	build a strong link between an individual’s performance and his or her compensation; and

•	further align the interests of management with our stockholders by providing equity incentive compensation.

Our executive compensation practices are intended to provide each executive a total annual compensation that is commensurate with the executive’s responsibilities, experience and demonstrated performance. We intend our compensation to be competitive with companies in our industry and region. Variations to this targeted compensation may occur depending on the experience level of the individual and market factors, such as the demand for executives with similar skills and experience.

Significant Compensation Practices

We review and evaluate our compensation programs, practices and policies on an ongoing basis. We modify our compensation programs to address evolving best practices. We have provided below some of our more significant practices.

•

Performance-Based Compensation. Our philosophy is to pay for performance. In that regard, both our annual cash incentive bonuses and our equity incentive awards are based on meeting corporate and individual performance goals. No bonuses or equity incentive awards are guaranteed in any way.

•

Stock Ownership Guidelines. Our Board of Directors has approved stock ownership guidelines for our executive officers and non-employee directors align the interests of executives and directors with the interests of stockholders. These individuals are required to beneficially own a number of shares of company common stock having a value equal to the applicable guidelines established for each participant as follows:

•	Chief Executive Officer – 5x annual base salary;

•	Other Executives – 3x annual base salary; and

•	Non-Employee Directors – 3x annual cash retainer fee.

Until the applicable guideline is achieved, a participant will be required to retain an amount equal to 50% of the net shares received as a result of the exercise of SciQuest stock options or the vesting of restricted stock or restricted stock units.

•

Anti-Hedging Policy. Our executives and non-executive directors are prohibited from engaging in any transactions involving puts, calls or other derivatives on SciQuest’s securities on an exchange or in any other organized market or any other derivative or hedging transactions on SciQuest securities in which the person could profit if the value of our stock falls.

•	Clawback Policy. Our clawback policy allows us to “clawback” compensation paid to any executive who has engaged in misconduct that materially contributes to a financial restatement.

•

No Tax Gross-Ups. Neither our 2004 Stock Incentive Plan, the 2013 Stock Incentive Plan that will be submitted for stockholder approval at the annual meeting nor any agreements with our directors, executives or other employees provide for any tax gross-up payments.

•	Independent Compensation Committee. Our Compensation Committee is comprised solely of independent directors as defined by Nasdaq and our director independence standards.

•

Independent Compensation Consultant. Our Compensation Committee has retained an independent compensation consultant who performs no other consulting or other services for our company. The independent compensation consultant had no relationship with any named executive officer prior to the engagement.

•

No Discounted Stock Options or Stock Appreciation Rights. All stock options have been granted at an exercise price equal to or greater than the fair market value of the underlying shares on the grant date. Our 2004 Stock Incentive Plan and the 2013 Stock Incentive Plan that will be submitted for stockholder approval at the annual meeting each requires all stock options and stock appreciation rights to be granted at an exercise price equal to or greater than the fair market value of the underlying shares on the grant date.

•

No Repricing Without Stockholder Approval. Our 2004 Stock Incentive Plan and the 2013 Stock Incentive Plan that will be submitted for stockholder approval at the annual meeting each provides that outstanding stock options or other equity awards cannot be “repriced” by reducing the exercise price of such stock option or stock appreciation right or exchanging such stock option or stock appreciation right for cash or other awards without stockholder approval.

•

No Cash Buyout of Equity Awards Without Stockholder Approval. Our 2004 Stock Incentive Plan and the 2013 Stock Incentive Plan that will be submitted for stockholder approval at the annual meeting each prohibits cash buyouts of outstanding stock options or other equity awards issued to employees without stockholder approval.

•

Minimum Vesting Period for Equity Awards. Our 2004 Stock Incentive Plan and the 2013 Stock Incentive Plan that will be submitted for stockholder approval at the annual meeting each requires minimum three-year vesting periods for time-based equity awards to employees, minimum one-year vesting periods for time-based equity awards to directors and minimum one-year vesting periods for performance-based equity awards.

Compensation Process

General. The Compensation Committee of our Board of Directors oversees our executive compensation program. In this role, the Compensation Committee reviews and approves annually all compensation decisions relating to our named executive officers other than with respect to equity awards. The Compensation Committee receives input from our Chief Executive Officer regarding the compensation of our other named executive officers, which is taken into account in its deliberations. Our Compensation Committee proposes grants of equity awards for our named executive officers and recommends such proposals to our Board of Directors for approval. Our Compensation Committee believes that our compensation program is aligned with our business and risk management objectives and does not believe that our compensation program is likely to have a material adverse effect on us. In the first quarter of each year, our Compensation Committee typically determines our named executive officers’ base salaries, awards annual cash incentive bonuses based on the achievement of bonus criteria in the prior year and sets bonus criteria for the upcoming year. The Compensation Committee also proposes grants of equity awards to our named executive officers, which are considered and approved by our Board of Directors in the first quarter as well. In making compensation determinations in 2012 and 2013, our Compensation Committee noted that our stockholders overwhelmingly approved our executive compensation in each of the previous year’s annual meeting.

2012 Compensation Process. Our Compensation Committee retained Aon Hewitt (“Aon”) to serve as an independent compensation consultant to assist it in designing and implementing our executive compensation program. Other than executive and Board compensation consulting, Aon has not provided any other services to our company.

The Compensation Committee sought the views of Aon regarding market trends for executive compensation and analysis of specific compensation program components. Aon provided information comparing the compensation for the named executive officers to market data from a group of peer companies (as described below) as well as other broader-based survey sources.

Based on Aon’s recommendation, the Compensation Committee selected a group of peer companies for use in establishing 2012 compensation levels for the named executive officers (the “2012 Peer Group”). To develop the 2012 Peer Group, Aon considered (i) industry relevance, utilizing the Global Industry Classification Standard and software industry analyst reports, (ii) historical revenues and revenue growth, and (iii) market capitalization as a multiple of revenues. Aon provided information from this peer group for base salary and short- and long-term incentive compensation. Consistent with standard practices, due to the varying sizes of the companies included in the peer group, Aon included statistical analysis to “size-adjust” certain market compensation data to reflect our relative annual revenue. This peer group consisted of:

Actuate Corporation	DemandTec, Inc.	OPNET Technologies, Inc.
Callidus Software, Inc.	Guidance Software, Inc.	Sourcefire, Inc.
Carbonite, Inc.	Keynote Systems, Inc.	SPS Commerce, Inc.
Convio, Inc.	LogMeIn, Inc.	Support.com, Inc.
Cornerstone OnDemand, Inc.	Magma Design Automation, Inc.	Vocus, Inc.

Our Compensation Committee compared our compensation practices and levels by each compensation component described below. The purpose of this analysis is to determine whether the compensation offered to each named executive officer, both in its totality and with respect to each of the constituent components, is competitive with the applicable market comparables that the Compensation Committee has reviewed for the corresponding period. Generally, we target our compensation program to fall within a range around the median of the market compensation data for the 2012 Peer Group. Where total compensation or a specific component of compensation does not approximate this target, the Compensation Committee used the competitive data as a factor for its compensation determination but may have also taken into account factors specific to a named executive officer in making its final compensation decisions, including each named executive officer’s position and functional role, seniority, performance and overall level of responsibility.

2013 Compensation Process. In 2013, our Compensation Committee also retained Aon to serve as an independent compensation consultant to assist it in designing and implementing our executive compensation program. As in 2012, the Compensation Committee sought the views of Aon regarding market trends for executive compensation and analysis of specific compensation program components. Aon provided information comparing the compensation for the named executive officers to market data from a group of peer companies as well as other broader-based survey sources.

Based on Aon’s recommendation, the Compensation Committee used the 2012 Peer Group population of companies as the peer group for establishing 2013 compensation levels for the named executive officers, subject to excluding companies for which current compensation data was no longer available due to acquisition (the “2013 Peer Group”). The companies excluded from the 2013 Peer Group were DemandTec, Inc. and Magma Design Automation, Inc.

Aon provided information for our Chief Executive Officer and Chief Financial Officer using the 2012 proxy disclosures for the 2013 Peer Group. For the remainder of our named executive officers, Aon adjusted the 2012 Peer Group data based on 2011 proxy disclosures to reflect aged median values. Consistent with standard practices, due to the varying sizes of the companies included in the peer group, Aon included statistical analysis, where appropriate, to “size-adjust” certain market compensation data to reflect our relative annual revenue.

Our Compensation Committee compared our compensation practices and levels by each compensation component described below. The purpose of this analysis is to determine whether the compensation offered to each named executive officer, both in its totality and with respect to each of the constituent components, is competitive with the applicable market comparables that the Compensation Committee has reviewed for the corresponding period. Generally, we target our compensation program to fall within a range around the median of the market compensation data for the relevant peer group. Where total compensation or a specific component of compensation does not approximate this target, the Compensation Committee used the competitive data as a factor for its compensation determination but may have also taken into account factors specific to a named executive officer in making its final compensation decisions, including each named executive officer’s position and functional role, seniority, performance and overall level of responsibility.

Compensation Components

The primary elements of our executive compensation program are:

•	base salary;

•	annual cash incentive bonuses;

•	equity incentive awards; and

•	insurance and other employee benefits and compensation.

We do not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among the different forms of non-cash compensation. Instead, our Compensation Committee relies on benchmark data, the experience of its members, its past practices and management input in establishing the different forms of compensation.

Base Salary

Base salaries are used to recognize the experience, skills, knowledge and responsibilities required of our named executive officers. None of our named executive officers is currently party to an employment agreement that provides for automatic or scheduled increases in base salary. Salaries for the named executive officers generally are based upon their personal performance in light of individual levels of responsibility, our overall performance and profitability during the preceding year, economic trends that may affect us, and the competitiveness of the executive’s salary with the salaries of executives in comparable positions at companies of comparable size or with similar operational characteristics. While our Compensation Committee considers each of these factors, it does not assign a specific value to each factor.

Base salaries are reviewed at least annually by our Compensation Committee and are adjusted from time to time to realign salaries with market trends and levels after taking into account the factors discussed above. In addition to these periodic reviews, the Compensation Committee may at any time review the salary of an executive who has received a significant promotion or whose responsibilities have been increased significantly.

For 2012, Mr. Martini received a salary increase of approximately 11%, and our other named executive officers received salary increases ranging from 0% to approximately 7% as compared to 2011. The salary increase for Mr. Martini was offset by a corresponding reduction in his target bonus. For 2013, Ms. Jamison received a salary increase of approximately 17% as compared to 2012, and our other named executive officers received salary increases from 0% to approximately 6% as compared to 2012. The relatively larger percentage increase for Ms. Jamison represented an adjustment to bring her salary level closer to, but still below, the median level for the 2013 Peer Group data. Other salary increases in 2012 and 2013 consisted of either cost of living increases or adjustments based on either increased responsibilities for an individual or benchmark data.

Annual Bonuses

We provide our named executive officers an opportunity to receive annual discretionary cash incentive bonuses. The annual bonuses are intended to compensate for the achievement of our strategic, operational and financial goals and/or individual performance objectives of a particular named executive officer.

Each executive’s bonus is based on a target bonus amount and the achievement of bonus criteria, which historically have been specific financial or other business goals to promote the growth and success of our business. In the first quarter of each year, our Compensation Committee typically determines the bonus amount for each named executive officer based on the prior year’s target bonus amount and achievement of bonus criteria and establishes the target bonus amount and the bonus criteria for the upcoming year. The Compensation Committee establishes the target bonus amount based on an amount it believes is necessary to provide a competitive overall compensation package in light of each named executive officer’s base salary and to motivate our executives to achieve their goals. The bonus criteria vary among the named executive officers, depending on their operational responsibilities, as described below.

In February 2012, the Compensation Committee established bonus criteria for the named executive officers who employed by us at the beginning of 2012. Mr. Wiehe’s target bonus for 2012 was set at $250,000, and his bonus criteria were established as follows: 25% based on attainment of our targeted revenues of $63.3 million, 25% based on attainment of targeted Adjusted Net Income per share of $0.27, 25% based on attainment of targeted Adjusted Free Cash Flow of $17.0 million and 25% based on attainment of targeted customer satisfaction levels. Mr. Howard’s target bonus for 2012 was set at $130,000, and his bonus criteria were established as follows: 25% based on attainment of our targeted revenues of $63.3 million, 25% based on attainment of targeted Adjusted Net Income per share of $0.27, 25% based on attainment of targeted Adjusted Free Cash Flow of $17.0 million and 25% based on attainment of targeted customer satisfaction levels. Mr. Martini’s target bonus was set at $235,000, and his bonus criteria were based on the achievement of specified sales goals. Mr. Collingsworth’s target bonus for 2012 was set at $110,000, and his bonus criteria were established as follows: 25% based on attainment of our targeted revenues of $63.3 million, 25% based on attainment of targeted Adjusted Net Income per share of $0.27, 25% based on attainment of targeted Adjusted Free Cash Flow of $17.0 million and 25% based on successful completion of certain special projects. Ms. Heffernan’s bonus target for 2012 was set at $100,000, and her bonus criteria were set based on the achievement of specified sales goals. Ms. Jamison joined our company in May 2012 after the bonus criteria was established. In connection with Ms. Jamison’s hiring, her target bonus was set at $43,750 (on a full-year basis), and her bonus criteria were established based on customer satisfaction levels.

The Compensation Committee further determined that (i) 100% achievement by an individual of his or her bonus criteria would result in 100% of the bonus being paid, (ii) less than 100% achievement by an individual of his or her bonus criteria would result in the bonus amount being determined by the Compensation Committee in its discretion, and (iii) greater than 100% achievement by an individual of his or her bonus criteria would result in 100% of the bonus being paid plus such additional amounts as may determined by the Compensation Committee in its discretion. Any amounts determined by the Compensation Committee in its discretion due to overachievement or underachievement of bonus criteria are generally expected to correlate to the extent of such overachievement or underachievement. The bonus criteria, in particular those consisting of bookings, revenues, Adjusted Net Income and Adjusted Free Cash Flow, are subject to equitable adjustment in the event of any subsequent acquisitions in 2011.

Mr. Wiehe received a bonus of $212,500 for 2012. In determining the bonus amount, the Compensation Committee noted that 2012 revenues of $68.0 million exceeded our targeted revenues of $63.3 million by approximately 7%, 2012 Adjusted Net Income per share of $0.24 were below our targeted Adjusted Net Income of $0.27 by approximately 11%, 2012 Adjusted Free Cash Flow of $15.7 million was below our targeted Adjusted Free Cash Flow of $17.0 million by approximately 8% and all customer satisfaction levels exceeded their targets. The Compensation Committee further noted that our two acquisitions in 2012 positively impacted 2012 revenues and negatively impacted 2012 Adjusted Net Income and 2012 Adjusted Free Cash Flow, although no formal adjustments were made to these targets.

Mr. Howard received a bonus of $117,000 for 2012. In determining the bonus amount, the Compensation Committee noted that 2012 revenues of $68.0 million exceeded our targeted revenues of $63.3 million by approximately 7%, 2012 Adjusted Net Income per share of $0.24 were below our targeted Adjusted Net Income of $0.27 by approximately 11%, 2012 Adjusted Free Cash Flow of $15.7 million was below our targeted Adjusted Free Cash Flow of $17.0 million by approximately 8% and all customer satisfaction levels exceeded their targets. The Compensation Committee further noted that our two acquisitions in 2012 positively impacted 2012 revenues and negatively impacted 2012 Adjusted Net Income and 2012 Adjusted Free Cash Flow, although no formal adjustments were made to these targets.

Mr. Martini received a bonus of $137,766 for 2012, which was based on his achievement of specified sales goals.

Mr. Collingsworth received a bonus of $104,500 for 2012. In determining the bonus amount, the Compensation Committee noted that 2012 revenues of $68.0 million exceeded our targeted revenues of $63.3 million by approximately 7%, 2012 Adjusted Net Income per share of $0.24 were below our targeted Adjusted Net Income of $0.27 by approximately 11% and 2012 Adjusted Free Cash Flow of $15.7 million was below our targeted Adjusted Free Cash Flow of $17.0 million by approximately 8%. In addition, Mr. Collingsworth was primarily responsible for the completion and integration of our two acquisitions in 2012. The Compensation Committee further noted that our two acquisitions in 2012 positively impacted 2012 revenues and negatively impacted 2012 Adjusted Net Income and 2012 Adjusted Free Cash Flow, although no formal adjustments were made to these targets.

Ms. Jamison received a bonus of $32,000 for 2012. In determining the bonus amount, the Compensation Committee noted that all customer satisfaction levels exceeded their targets and included a pro rata adjustment based upon her partial year of service.

Ms. Heffernan a bonus of $62,525 for 2012. Ms. Heffernan’s bonus was determined and paid in connection with her termination of employment and included a pro rata adjustment based upon her partial year of service.

For 2013, the Compensation Committee has established target bonus amounts for the named executive officers as follows:

Stephen J. Wiehe	$316,000
Rudy C. Howard	$145,000
Jeffrey A. Martini	$250,000
Grant W. Collingsworth	$135,000
Teresa Jamison	$75,000

Mr. Wiehe’s bonus criteria have been established as follows: 25% based on attainment of targeted revenues, 25% based on attainment of targeted Adjusted Net Income per share, 25% based on attainment of targeted Adjusted Free Cash Flow and 25% based on attainment of targeted customer satisfaction levels. Mr. Howard’s bonus criteria have been established as follows: 25% based on attainment of our budgeted revenues, 25% based on attainment of targeted Adjusted Net Income per share, 25% based on attainment of targeted Adjusted Free Cash Flow and 25% based on attainment of targeted customer satisfaction levels. Mr. Martini’s bonus will consist solely of sales commissions based on bookings. Mr. Collingsworth’s bonus criteria have been established as follows: 25% based on attainment of targeted revenues, 25% based on attainment of targeted Adjusted Net Income per share, 25% based on attainment of targeted Adjusted Free Cash Flow and 25% based on successful achievement of goals related to corporate development activities. Ms. Jamison’s bonus criteria consist of a variety of delivery milestone, efficiency and customer satisfaction goals. Targeted revenues, Adjusted Net Income per share and Adjusted Free Cash Flow are set at or above levels that reflect our historical financial performance and growth rates.

Consistent with 2012, the Compensation Committee further determined that (i) 100% achievement by an individual of his or her bonus criteria would result in 100% of the bonus being paid, (ii) less than 100% achievement by an individual of his or her bonus criteria would result in the bonus amount being determined by the Compensation Committee in its discretion, and (iii) greater than 100% achievement by an individual of his or her bonus criteria would result in 100% of the bonus being paid plus such additional amounts as may determined by the Compensation Committee in its discretion. Any amounts determined by the Compensation Committee in its discretion due to overachievement or underachievement of bonus criteria are generally expected to correlate to the extent of such overachievement or underachievement. The bonus criteria, in particular those consisting of bookings, revenues, Adjusted Net Income and Adjusted Free Cash Flow, are subject to equitable adjustment in the event of any subsequent acquisitions in 2013.

Equity Awards

Our equity award program is the primary vehicle for offering long-term incentives to our executives. Our employees, including our named executive officers, are eligible to participate in our 2004 Stock Incentive Plan. Under the 2004 stock incentive plan, our employees, including our named executive officers, are eligible to receive grants of stock options, restricted stock awards, restricted stock units and stock appreciation rights at the discretion of our Compensation Committee. Equity awards have historically consisted of stock option grants, with some restricted stock grants to certain executives prior to 2011. In 2013, our Compensation Committee determined to include restricted stock units as a component of the annual equity awards for certain senior management, including our named executive officers.

We typically grant equity awards to employees, including our named executive officers, in connection with their hiring. When determining the size of the award, the Compensation Committee considers the individual’s position and responsibilities, the equity position of our other similarly situated employees, the anticipated future contribution of such individual and relevant benchmark data. Our Compensation Committee has established general guidelines for the grant of equity awards for all new hires, including any named executive officers, based on the individual’s position and responsibilities.

We believe equity awards are an important element of compensation because they provide the recipient with a potential ownership interest in our company, which helps align our executives’ and other employees’ interests with those of other stockholders. We believe equity awards further align the interest of our employees and stockholders because they profit from equity awards only if our stock price increases relative to the award’s exercise or purchase price. We believe that equity awards incentivize recipients, including our named executive officers, to incur appropriate risks that are consistent with our business strategy but do not encourage undue or inappropriate risk-taking.

Equity awards are also an important element of our employee retention strategy because the awards vest over several years and vesting depends on the individual’s continued employment with us. The typical vesting provisions for initial stock option grants provide that one-quarter of the award vests on the first anniversary of the hire date, with the remaining shares vesting in 36 successive equal monthly installments thereafter upon completion of each additional month of service. Subsequent stock option grants typically vest over four years in 48 monthly installments. Restricted stock unit grants typically vest over four years in four annual installments.

Our policy is to grant stock options with an exercise price equal to the fair value of our common stock on the date of grant.

Our Compensation Committee recommends the grant of all equity awards for approval by the full Board of Directors. We typically grant annual equity awards in the first quarter and equity awards to new hires promptly following commencement of employment.

In 2013, our Compensation Committee recommended, and our Board of Directors approved, additional grants of stock options and restricted stock units to the named executive officers as follows:

	Restricted Stock Units	Stock Options
Stephen J. Wiehe	15,337	125,000
Rudy C. Howard	7,669	62,500
Jeffrey A. Martini	2,684	21,875
Grant W. Collingsworth	4,034	32,875
Teresa B. Jamison	3,834	31,250

These grants were intended to ensure that the equity holdings of each named executive officer, as a percentage of our outstanding common stock, are at competitive levels as compared to the 2013 Peer Group. The stock options were granted with an exercise price equal to the close of market price on the date of grant and vest in equal monthly installments over a four-year period. The restricted stock units vest over four years in four annual installments.

Change of Control Benefits

In May 2012, we established a Change of Control Severance Plan, in which Stephen J. Wiehe, our Chief Executive Officer, Rudy C. Howard, our Chief Financial Officer, Jeffrey A. Martini, our Senior Vice President of Worldwide Sales, and Grant W. Collingsworth, our General Counsel, are participants. Benefits under the Change of Control Severance Plan are paid only if the employment of the executive is terminated during a specified period after a change of control. We believe that having this benefit structured in this manner improves stockholder value because it prevents an unintended windfall to executives in the event of a friendly change of control, while still providing them appropriate incentives to cooperate in negotiating any change of control in which they believe they may lose their jobs. We have provided more detailed information about these benefits, along with estimates of their value under various circumstances, in the “Executive Compensation — Potential Payments upon Termination or Change of Control” section of this proxy statement.

Under our 2004 Stock Incentive Plan, the vesting and exercisability of all unvested awards automatically accelerate by one year in the event of a change of control, provided that such acceleration does not apply to participants in the Change of Control Severance Plan.

We believe providing these benefits helps us compete for executive talent. We believe that our change of control benefits are generally in line with severance packages offered to executives in our industry and region.

Other Compensation

Other than a car allowance for Mr. Wiehe, perquisites are not a material aspect of our executive compensation plan. All of our full-time employees, including our named executive officers, are eligible to participate in our 401(k) plan. Pursuant to our 401(k) plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and to have the amount of this reduction contributed to our 401(k) plan. Our 401(k) plan provides that we will match eligible employees’ 401(k) contributions equal to 50% of the employee’s elective deferrals, up to an amount not to exceed $2,500 for each employee. We also offer health and dental insurance, life and disability insurance, an employee assistance program, maternity and paternity leave plans and standard company holidays to our employees, including our named executive officers.

Summary Compensation Table

The following table provides information regarding the compensation earned in 2010 and 2009 by our named executive officers.

				Stock	Option	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Awards(2)	Awards(3)	Compensation(4)	Total(1)
Stephen J. Wiehe	2012	$395,000	$212,500	—	$1,263,086	$40,939	$1,911,525
President, Chief	2011	$395,000	$237,500	—	$1,017,885	$40,939	$1,691,324
Executive Officer and Director	2010	$350,000	$2,406,207	$68,196	—	$417,551	$3,241,954
Rudy C. Howard	2012	$281,875	$117,000	—	$559,746	$2,500	$961,121
Chief Financial Officer	2011	$275,000	$114,000	—	$358,458	$2,500	$749,958
	2010	$240,000	$182,821	—	$285,238	$2,500	$710,559
Jeffrey A. Martini	2012	$245,833	$137,766	—	$331,091	$2,500	$717,190
Senior Vice President	2011	$225,000	$294,255	—	$661,625	$2,500	$1,183,380
of Worldwide Sales	2010	$192,500	$1,529,335	$16,391	—	$151,845	$1,890,071
Grant W. Collingsworth	2012	$269,167	$104,500	—	$380,481	—	$754,149
General Counsel	2011	$177,667	$75,167	—	$2,018,732	—	$2,271,566
Teresa Jamison	2012	$114,015	$32,000	—	$62,828	$2,500	$211,343
Vice President of
Customer Operations
C. Gamble Heffernan	2012	$185,867	$62,525	—	$114,327	$80,220	$442,939
Former Vice President of	2011	$208,000	$64,125	—	$152,683	$2,500	$427,308
Marketing and Strategy	2010	$200,000	$359,152	—	—	$2,500	$561,652

(1)	For 2012 and 2011, this consists of cash bonuses paid under our annual discretionary cash incentive bonus program. See the “Executive Compensation — Compensation Discussion and Analysis — Annual Bonuses” section of this proxy statement for a description of this program. For 2010, this consists of management cash bonuses upon the initial public offering, paid in lieu of issuing shares of common stock under the Exit Event Bonus Plan and cash bonuses paid under our annual discretionary cash incentive bonus program. See the “Executive Compensation — Compensation Discussion and Analysis — Exit Event Bonus Plan” section of this proxy statement and the “Executive Compensation — Compensation Discussion and Analysis — Annual Bonuses” section of this proxy statement for a description of these programs. For bonuses earned in 2012, $100,957 of Mr. Martini’s bonus was paid in 2012. With respect to the other bonuses earned in 2012, the remainder of Mr. Martini’s bonus and Ms. Heffernan’s bonus was paid in January 2013, and all other bonuses were paid in February 2013. For bonuses earned in 2011, $216,489 of Mr. Martini’s bonus was paid in 2011. With respect to the other bonuses earned in 2011, the remainder of Mr. Martini’s bonus was paid in January 2012, and all other bonuses were paid in March 2012. For bonuses earned in 2010, $2,237,457 of Mr. Wiehe’s bonus was paid in 2010, $88,321 of Mr. Howard’s bonus was paid in 2010, $1,398,644 of Mr. Martini’s bonus was paid in 2010 and $294,402 of Ms. Heffernan’s bonus was paid in 2010. All other bonuses earned in 2010 were paid in January 2011.

(2)	In January 2010, Messrs. Wiehe and Mr. Martini were issued 43,162 and 10,374 shares of restricted stock, respectively, at a purchase price of $2.26 per share. The restricted stock vests monthly over a four-year period, beginning on the grant date. The price per share of the restricted stock is equal to the fair value of our common stock on the date of grant, as determined by an outside valuation expert and approved by our Board of Directors. This reflects the fair value of the restricted stock awards.
(3)	In March 2012, Mr. Wiehe was issued 138,100 stock options, Mr. Howard was issued 61,200 stock options, Mr. Martini was issued 36,200 stock options, Mr. Collingsworth was issued 41,600 stock options and Ms. Heffernan was issued 12,500 stock options. In May 2012, Ms. Jamison was issued 7,500 stock options.

In January 2011, Mr. Wiehe was issued 100,000 stock options, Mr. Howard was issued 35,000 stock options, Mr. Martini was issued 65,000 stock options and Ms. Heffernan was issued 15,000 stock options, all at an exercise price of $13.43 per share. These options vest monthly over a 48 month period. In April 2011, Mr. Collingsworth was issued 185,000 stock options at an exercise price of $14.39 per share. The stock options vest 25% on April 26, 2012 and monthly thereafter over a remaining three-year period.

In January 2010, Mr. Howard was issued 156,724 stock options at an exercise price of $2.26 per share. The stock options vest 25% on December 31, 2010 and monthly thereafter over a remaining three-year period. The price per share of the stock option award is equal to the fair value of our common stock on the date of grant, as determined by an outside valuation expert and approved by our Board of Directors. This reflects the fair value of the stock option award.

(4)	For 2012, 2011 and 2010, this includes a 401(k) match of $2,500 for each individual and a car allowance for Mr. Wiehe of $38,439. For 2012 for Ms Heffernan, this includes severance pay of $74,300 and health care benefits of $3,420, of which $1,140 was paid in 2013. For 2010, this includes debt forgiveness in the amount of $376,612 for Mr. Wiehe and $149,345 for Mr. Martini.

Grants of Plan-Based Awards in 2012

The following table provides information regarding grants of plan-based awards to our named executive officers in 2012.

Name	Grant Date	Estimated Future Payouts under Non- Equity Incentive Plan Target ($) (1)	All other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)
Stephen J. Wiehe	March 9, 2012	$212,500	—	138,100	$14.46	$1,263,086
Rudy C. Howard	March 9, 2012	$117,000	—	61,200	$14.46	$559,746
Jeffrey A. Martini	March 9, 2012	$137,766	—	36,200	$14.46	$331,091
Grant W. Collingsworth	March 9, 2012	$104,500	—	41,600	$14.46	$380,481
Teresa Jamison	May 7, 2012	$32,000	—	7,500	$14.91	$62,828
C. Gamble Heffernan	March 9, 2012	$62,525	—	12,500	$14.46	$114,327

(1)	Cash bonuses paid under the cash incentive bonus program for 2012 are also disclosed in the “Summary Compensation Table” above.

Outstanding Equity Awards at December 31, 2012

The following table provides information concerning outstanding equity awards held by our named executive officers at December 31, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(7)
Stephen J.	47,916	52,084	$13.43	January 31, 2021	(1)	10,791	$171,145
Wiehe	25,893	112,207	$14.46	March 9, 2022	(5)
Rudy C.	114,277	42,447	$2.26	January 21, 2020	(2)	—	—
Howard	35,000	18,230	$13.43	January 31, 2021	(1)
	11,475	49,725	$14.46	March 9, 2022	(5)
Jeffrey A.	31,145	33,855	$13.43	January 31, 2021	(1)	2,594	$41,141
Martini	6,787	29,413	$14.46	March 9, 2022	(5)
Grant W	77,083	107,917	$14.39	April 26, 2021	(4)	—	—
Collingsworth	7,800	33,800	$14.46	March 9, 2022	(5)
Teresa Jamison	—	7,500	$14.91	May 7, 2022	(6)	—	—
C. Gamble	1,822	—	$14.46	March 9, 2022	(5)	—	—
Heffernan

(1)	This option vests in equal monthly installments beginning February 28, 2011 until January 31, 2015.
(2)	This option vested 39,181 shares on December 31, 2010, with the remaining shares vesting in equal monthly installments of 3,265 shares thereafter beginning February 4, 2011 until January 4, 2014.
(3)	This option vested 15,625 shares on November 4, 2009, with the remaining shares vesting in equal monthly installments of 1,302 shares thereafter beginning December 4, 2009 until November 4, 2012.
(4)	This option vested 46,250 shares on April 26, 2012, with the remaining shares vesting in equal monthly installments of 3,854 shares thereafter beginning May 26, 2012 until April 26, 2015.
(5)	This option vests in equal monthly installments beginning April 9, 2012 until March 9, 2016.
(6)	This option vested 1,875 shares on May 7, 2013, with the remaining shares vesting in equal monthly installments of 156 shares thereafter beginning April 7, 2013 until May 7, 2017.
(7)	This represents the close of market price on December 31, 2012 of $15.86 per share.

Option Exercises and Stock Vested During 2012

The following table provides information regarding the exercise of stock options and the vesting of stock awards held by our named executive officers during 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Stephen J. Wiehe	—	—	22,545	$309,198
Rudy C. Howard	—	—	—	—
Jeffrey A. Martini	—	—	9,451	$130,042
Grant W. Collingsworth	—	—	—	—
Teresa Jamison	—	—	—	—
Gamble C. Heffernan	57,062	$686,889	—	—

(1)	The value realized on exercise represents (1) the difference between (a) the value of our common stock as of the date of exercise (as determined by close of market price on the date of exercise) and (b) the per share price (2) multiplied by the number of shares acquired on exercise.
(2)	The value realized on vesting represents (1) the difference between (a) the value of our common stock (close of market price on December 31, 2012 of $15.86 per share) and (b) the per share price (2) multiplied by the number of shares acquired on exercise.

Pension Benefits

We do not offer pension benefits to our employees.

Non-qualified Deferred Compensation

We do not offer non-qualified deferred compensation to our employees.

Accounting and Tax Considerations

Section 162(m) of the Internal Revenue Code limits to $1.0 million the amount of compensation paid to our Chief Executive Officer and to each of our three most highly compensated executive officers that may be deducted by us for federal income tax purposes in any fiscal year. “Performance-based” compensation that has been approved by our stockholders is not subject to the $1.0 million deduction limit. Although the Compensation Committee cannot predict how the deductibility limit may impact our compensation program in future years, the Compensation Committee intends to maintain an approach to executive compensation that strongly links pay to performance. In addition, although the Compensation Committee has not adopted a formal policy regarding tax deductibility of compensation paid to our named executive officers, the Compensation Committee intends to consider tax deductibility under Section 162(m) as a factor in compensation decisions.

Employment Agreements

Our principal employees, including executive officers, are required to sign an agreement prohibiting their disclosure of any confidential or proprietary information and restricting their ability to compete with us during their employment and for a period of one year thereafter, restricting solicitation of customers and employees following their employment with us and providing for ownership and assignment of intellectual property rights to us. Stephen J. Wiehe, our Chief Executive Officer, has an employment agreement that provides for a one-year term that renews automatically for successive one-year terms unless either party gives at least 90 days prior notice to the other party of non-renewal. If our company terminates Mr. Wiehe for any reason other than for cause during the term of this agreement or if Mr. Wiehe terminates this agreement for good reason, Mr. Wiehe will receive an amount equal to his annual base salary then in effect and eighteen months of medical coverage. The terms “cause” and “good reason” are each defined in the employment agreement.

Potential Payments upon Termination or Change of Control

In May 2012, we established a Change of Control Severance Plan, in which Stephen J. Wiehe, our Chief Executive Officer, Rudy C. Howard, our Chief Financial Officer, Jeffrey A. Martini, our Senior Vice President of Worldwide Sales, and Grant W. Collingsworth, our General Counsel, are participants. The Change of Control Severance Plan provides that if a participant’s employment is terminated either by us without “cause” within 24 months following a change of control or by the participant with “good reason” within 12 months following a change of control, then such participant will be entitled to receive certain benefits, including a cash severance payment and accelerated vesting of equity awards. The cash severance payment will be a lump-sum payment equal to (i) the participant’s then current base salary and target bonus multiplied by 1.5, in the case of Mr. Wiehe, (ii) the participant’s then current base salary and target bonus in the case of Mr. Howard, and (iii) the participant’s then current base salary in the case of Messrs. Martini and Collingsworth. Each participant’s outstanding and unvested equity awards will become fully vested automatically upon a qualified termination (as described above), provided that such equity awards will become fully vested upon a change of control if the agreements effectuating the change of control do not provide for the assumption or substitution of such equity awards. The terms “cause,” “good reason” and “change of control” are each defined in the Change of Control Severance Plan. The Change of Control Severance Plan has a three-year term from its effective date. The vesting benefits contained in the Change of Control Severance Plan supersede any contrary vesting acceleration provisions contained in our 2004 Stock Incentive Plan.

Under our 2004 Stock Incentive Plan, the vesting and exercisability of all unvested awards automatically accelerate by one year in the event of a change of control, other than executives that are covered by a conflicting change of control agreement or plan, such as the Change of Control Severance Plan. Consequently, Ms. Jamison is the only named executive officer that would participate in the vesting acceleration under the 2004 Stock Incentive Plan.

The tables below set forth the benefits potentially payable to Messrs. Wiehe, Howard, Martini and Collingsworth and Ms. Jamison in the event of a change of control of our company where the named executive officer’s employment is terminated under the circumstances described in the tables below. These amounts are calculated on the assumption that the employment termination and change of control event both took place on December 31, 2012. Amounts in the tables for the vesting of unvested stock options are calculated based on the number of accelerated stock options multiplied by the difference between $15.86, the closing price of our common stock as of December 31, 2012, and the exercise price for such stock options. Amounts in the tables for the vesting of unvested shares of restricted stock are calculated based on the number of accelerated shares of restricted stock multiplied by the difference between $15.86, the closing price of our common stock as of December 31, 2012, and the purchase price for such shares.

	Cash Severance Payment	Health Benefits	Vesting of Unvested Shares of Restricted Stock	Vesting of Unvested Stock Options
Stephen J. Wiehe(1)	$967,500	$27,209	$71,145	$283,654
Rudy C. Howard(1)	$413,250	$27,209	—	$691,193
Jeffrey A. Martini(1)	$250,000	$27,209	$41,141	$123,446
Grant W. Collingsworth(1)	$271,000	$27,209	—	$205,958
Teresa B. Jamison(2)	—	—	—	$4,364

(1)	The triggering event to receive these benefits is a termination of employment in connection with a change of control either by the company other than for cause, death or disability or by the executive for good reason.
(2)	The triggering event to receive these benefits is a change of control.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis and, based on this review and discussion, recommends that the Compensation Discussion and Analysis be included in the proxy statement and filed with the SEC.

The Compensation Committee

L. Steven Nelson, Chairman

Timothy J. Buckley

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2012, we have entered into no transactions in which the amount involved exceeded or will exceed $120,000 and in which any of our directors, executive officers, holders of more than five percent of our voting securities, and affiliates of our directors, executive officers and five percent stockholders, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described under the “Executive Compensation” section of this proxy statement, and the transactions described below.

Registration Rights

We have entered into a stockholders agreement with our former preferred stockholders, which include Messrs. Wiehe and Gillis. This agreement provides for registration rights with respect to the shares of our common stock held by such persons.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Employment Agreement

We have entered into an employment agreement with Mr. Wiehe. See the section titled “Executive Compensation — Employment Agreements” for additional information.

Change of Control Severance Plan

Messrs. Wiehe, Howard, Martini and Collingsworth are participants in our Change of Control Severance Plan. See the section titled “Executive Compensation—Potential Payments upon Termination or Change of Control” for additional information.

Policy for Approval of Related Party Transactions

Although historically we have not had a formal written policy regarding transactions with related persons, our executive officers, directors and stockholders holding 5% or more of the outstanding capital stock of our company have been required to disclose to our executive officers and directors any potential conflicts of interest with respect to a proposed transaction and then recuse themselves from any consideration or vote with respect to such transaction. In June 2010, our Board of Directors adopted a written statement of policy regarding transactions with related persons, which we refer to as our related person policy. Our related person policy requires that a “related person” (as defined in Item 404(a) of Regulation S-K) must promptly disclose to our Chief Financial Officer or Chief Executive Officer any “related person transaction” (defined as any transaction that is reportable by us under Item 404(a) of Regulation S-K) and all material facts with respect thereto. The Chief Financial Officer or Chief Executive Officer will then promptly communicate that information to our Nominating and Corporate Governance Committee. In reviewing a transaction, our Nominating and Corporate Governance Committee will consider all relevant facts and circumstances, including (1) the commercial reasonableness of the terms, (2) the benefit and perceived benefits, or lack thereof, to us, (3) opportunity costs of alternate transactions, (4) the materiality and character of the related person’s interest, and (5) the actual or apparent conflicts of interest of the related person. Our Nominating and Corporate Governance Committee will not approve or ratify a related person transaction unless it determines that, upon consideration of all relevant information, the transaction is in, or is not inconsistent with, the best interests of our company and stockholders. No related person transaction will be consummated without the approval or ratification of our Nominating and Corporate Governance Committee. It is our policy that directors interested in a related person transaction will recuse themselves from any vote relating to a related person transaction in which they have an interest.

AUDIT COMMITTEE REPORT

The Audit Committee of our Board of Directors consists of three directors who are independent under Nasdaq company standards and applicable SEC standards. The Audit Committee represents and assists the Board of Directors in fulfilling its oversight responsibility regarding the integrity of our financial statements and the financial reporting and accounting process, the systems of internal accounting and financial controls and the independent registered public accounting firm, the qualifications and independence of the registered public accounting firm, the annual independent audit of our financial statements and compliance with legal and regulatory requirements.

The Audit Committee is directly responsible in its capacity as a committee of the Board of Directors for appointing, retaining, compensating, overseeing, evaluating and terminating (if appropriate) our independent registered public accounting firm. Management has primary responsibility for the financial statements and the financial reporting process, including the application of accounting and financial principles, the preparation, presentation and integrity of the financial statements and the systems of internal controls and other procedures designed to promote compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our company’s financial statements with generally accepted accounting principles and for auditing the effectiveness of our company’s internal control over financial reporting.

The Audit Committee has taken steps to provide assurances regarding Audit Committee composition and procedures, the independence of the company’s independent registered public accounting firm and the integrity of our company’s financial statements and disclosures. These steps include: (a) reviewing the Audit Committee Charter; (b) maintaining a procedure to allow employees, stockholders and the public to report concerns regarding our company’s financial statements, internal controls and disclosures; and (c) reviewing procedures for the Audit Committee to pre-approve all audit and non-audit services provided by our independent registered public accounting firm.

As part of its supervisory duties, the Audit Committee has reviewed our company’s audited financial statements for the fiscal year ended December 31, 2012 and has discussed those financial statements with management and our independent registered public accounting firm, with and without management present. The Audit Committee also has reviewed and discussed the following with management and our independent registered public accounting firm, with and without management present:

•	accounting and financial principles and significant assumptions, estimates and matters of judgment used in preparing the financial statements;

•	allowances and reserves for accounts receivable, inventories and taxes;

•	accounting for acquisitions and equity-based compensation plans;

•	goodwill impairment analysis; and

•	other significant financial reporting issues and practices.

The Audit Committee has discussed with our independent registered public accounting firm the results of its examinations as well as its judgments concerning and acceptability of our company’s accounting principles and such other matters that it is required to discuss with the independent registered public accounting firm under applicable rules, regulations or generally accepted auditing standards, including the matters required to be discussed by the rules of the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence rules and has discussed their independence from the company and the company’s management with them, including a consideration of the compatibility of non-audit services with their independence, the scope of the audit and the scope of all fees paid to the independent registered public accounting firm during the year. After and in reliance upon the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2012, be included in our Annual Report on Form 10-K for the year then ended to be filed with the SEC.

The Audit Committee

Jeffrey T. Barber, Chairman
Timothy J. Buckley
Noel J. Fenton Daniel F. Gillis

PROPOSAL 2 —

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

Introduction

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers. At last year’s annual meeting approximately 99.9% of the shares present and entitled to vote were voted in support of our executive compensation. We plan to hold this vote annually, so our Board of Directors is again submitting a non-binding stockholder vote on our executive compensation as described in this proxy statement.

Rationale and Scope of Proposal

As described more fully in the Compensation Discussion and Analysis section of this proxy statement, Our executive compensation philosophy is to provide competitive salaries and incentives to achieve superior financial performance for our company and to provide each named executive officer with a total compensation package that is commensurate with the individual’s responsibilities, experience, contributions and performance. Our Compensation Committee monitors and assesses our executive compensation program during the year to ensure adherence to these objectives. Our executive compensation program balances base salaries with short-term performance-based compensation in order to reward annual performance while maintaining emphasis on longer-term objectives through the grant of stock options and restricted stock. The program also balances the cash, non-cash, short-term and long-term components and current and future compensation.

Our Board of Directors values and encourages constructive dialogue on executive compensation and other important governance topics with our stockholders, to whom it is ultimately accountable. Although the resolution is non-binding on us and our Board of Directors, our Board and the Compensation Committee will review the voting results. To the extent there are a significant number of negative votes on this resolution, we would expect to initiate procedures to better understand the concerns that influenced the resolution. Our Board of Directors and the Compensation Committee will consider constructive feedback obtained through this process in making future decisions about named executive officer compensation programs.

Voting

This Proposal is non-binding on us and our Board of Directors. Marking the Proxy Card “For” indicates support; marking the Proxy Card “Against” indicates lack of support. You may abstain by marking the “Abstain” box on the Proxy Card.

Our Board of Directors unanimously recommends that you vote FOR approval of the compensation of the named executive officers as disclosed in this proxy statement.

PROPOSAL 3 —

ADOPTION OF THE SCIQUEST, INC. EMPLOYEE STOCK PURCHASE PLAN

Introduction

The SciQuest, Inc. Employee Stock Plan Plan (the “ESPP”), which was adopted by the Board of Directors effective as of June 1, 2012 and is attached as Appendix A to this proxy statement, is being submitted to our stockholders for approval.

The Board adopted the ESPP and commenced the initial offering period under the ESPP on June 1, 2012, subject to obtaining stockholder approval at the annual meeting.

In the event that stockholder approval is not obtained at the annual meeting, then our Board of Directors shall terminate the ESPP prior to the issuance of any shares of common stock. Upon such a termination, any payroll deductions that participants have made for then pending offering periods will be refunded.

Our Board of Directors recommends that stockholders approve the ESPP because it an important employee benefit that allows us to more effectively compete for key talent. It is in the long-term interests of both us and our stockholders to strengthen our ability to attract, motivate and retain employees, officers and non-employee directors and to provide additional incentive for these individuals through stock ownership to improve financial performance. We believe that aligning the interests of our employees, officers and non-employee directors with those of our stockholders will help drive long-term stockholder value.

The following is a summary of the principal features of the ESPP, which is attached as Appendix A to this proxy statement. The following summary does not purport to be a complete description of all provisions of the ESPP.

Administration

The ESPP is administered by a committee appointed by our Board of Directors, which currently is the Compensation Committee. Such committee, as Plan Administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the ESPP.

Share Reserve

The maximum number of shares of common stock reserved for issuance under the ESPP is currently limited to 1,000,000 shares. The shares issuable under the ESPP may be made available from authorized but unissued shares of our common stock or from shares of common stock repurchased by us, including shares repurchased in the open market.

Eligibility and Participation

Any individual who is employed on a basis under which he or she is regularly expected to work for more than 20 hours per week for more than five months per calendar year in our employ or any participating subsidiary corporation (including any corporation that subsequently becomes such an entity at any time during the term of the ESPP) is eligible to participate in the ESPP. An individual who is an eligible employee at least 30 days prior to the start date of any offering period may join that offering period. As of March 1, 2013, approximately              employees, including all six executive officers, were eligible to participate in the ESPP.

Payroll Deductions and Stock Purchases

Subject to the limitations set forth below, each participant may authorize periodic payroll deductions in any multiple of one percent (1%) up to a maximum of ten percent (10%) of his or her total eligible cash earnings to be applied to the acquisition of common stock. Accumulated payroll deductions are credited to a participant’s book account under the ESPP but no interest is paid on such amounts. Accordingly, on each purchase date, the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of common stock at the purchase price in effect for the participant for that purchase date. Participants may reduce their rates of payroll deductions once during any offering period by filing a form with the Plan Administrator but may not increase their rates of payroll deductions during an offering period.

Offering Periods and Purchase Rights

Shares of common stock will be offered under the ESPP through a series of successive offering periods, except as otherwise set forth below or as otherwise authorized by the Plan Administrator. Our Board of Directors has authorized six-month offering periods to commence on June 1 and December 1 of each calendar year; provided, however, that the first offering period commenced on June 1, 2012 and will extend for 12 months until May 31, 2013. At the time an eligible employee elects to join an offering period under the ESPP, he or she is granted a purchase right to acquire shares of common stock as of the last day of such offering period, which is referred to as a “purchase date”. All payroll deductions collected from the participant during the offering period are automatically applied to the purchase of common stock, subject to certain limitations.

Purchase Price

The purchase price of the common stock purchased on behalf of participants in the ESPP on each purchase date will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of common stock on the commencement date of the offering period or (ii) the fair market value per share of common stock on the purchase date. The fair market value per share of common stock on any relevant date under the ESPP will be deemed equal to the closing selling price per share of common stock at the close of regular hours trading on the Nasdaq Global Market on that date, as such price is reported on the Nasdaq website (www.nasdaq.com) or otherwise. If there is no closing selling price for our common stock on the date in question, the fair market value will be the closing selling price on the last preceding date for which such quotation exists. On March 1, 2013 the fair market value per share of common stock determined on such basis was $        .

Limitations on Purchase Rights

The ESPP imposes certain limitations upon a participant’s right to acquire common stock, including the following limitations:

•	Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of common stock for each calendar year those purchase rights are outstanding at any time;

•	Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of common stock for any offering period; and

•

Purchase rights may not be granted to any individual if such individual would, immediately after the grant, own or hold outstanding options or other rights to purchase stock representing five percent (5%) or more of the total combined voting power or value of all classes of stock of SciQuest or any of our affiliates.

Termination of Purchase Rights

A participant may withdraw from the ESPP at any time, and his or her accumulated payroll deductions for the offering period in which the withdrawal occurred will be promptly refunded to the participant. Following a participant’s withdrawal, no further payroll deductions will be collected from the participant with respect to the offering period in which such withdrawal occurs. A participant may reenroll in the ESPP for any subsequent offering period. A participant’s purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions that the participant may have made for the offering period in which such cessation of employment or loss of eligibility occurs will be refunded and will not be applied to the purchase of common stock.

Stockholder Rights

No participant has any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant’s behalf and issued by us. Other than in connection with changes to our capitalization as described below, no adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

Purchase rights are not assignable or transferable by the participant, and the purchase rights are exercisable only by the participant.

Change in Control or Ownership

In the event we are acquired by merger, sale of securities or other transaction in which persons who are not current stockholders acquire more than fifty percent (50%) of the total combined voting power of our outstanding securities, referred to as a “change of control”, or the Company enters into an agreement to effect a change of control, then all outstanding purchase rights under the ESPP will be exercised automatically immediately prior to the consummation of the change of control by applying all payroll deductions collected during the applicable offering period to the purchase of shares of common stock, subject to all applicable limitations.

Changes in Capitalization

In the event of any merger, consolidation, reorganization, stock dividend, stock split, recapitalization, combination of shares or other change affecting our common stock as a class, other than in connection with a change of control, then the number and class of shares of common stock that may be purchased under the ESPP, the purchase price per share and the number of shares of common stock covered by each purchase right under the ESPP and the number of shares reserved for issuance under the ESPP shall be appropriately adjusted in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP. Such adjustments will be made in such manner as the Plan Administrator deems appropriate, and such adjustments will be final, binding and conclusive.

Amendment

Our Board of Directors or the Plan Administrator may from time to time alter, amend, suspend or discontinue the ESPP, provided that (i) no such action shall adversely affect purchase rights at the time outstanding under the ESPP unless necessary or desirable to comply with any applicable law, regulation or rule and (ii) stockholder approval shall be required for any amendment to the extent that stockholder approval would be required in order for the ESPP to satisfy the requirements of applicable laws or regulations. Without stockholder approval and without regard to whether any participant rights may be considered to have been “adversely affected,” the Plan Administrator is entitled to cancel or change the purchase periods, limit the frequency and/or number of changes in the amount withheld during a purchase period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the processing of properly completed enrollment forms, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of shares of common stock for each participant properly correspond with his or her payroll deductions and establish such other limitations or procedures that are consistent with the ESPP as the Plan Administrator determines in its sole and absolute discretion advisable. Any such limitations or procedures shall be applied uniformly with respect to all participants.

Termination

The ESPP will terminate upon the earlier of (i) June 1, 2022, (ii) the date on which all shares available for issuance under the ESPP shall have been sold (provided that reserved shares common stock remaining as of the termination date will be made available for purchase by participants on a pro rata basis based on each participant’s respective payroll deductions), and (iii) any date determined by our Board of Directors. Upon termination of the ESPP, each participant will receive the balance of his or her accumulated payroll deductions.

Plan Benefits

The amounts of future purchases under the ESPP are not determinable because (i) participation is voluntary, (ii) participation levels depend on each participant’s elections and applicable limitations on purchase rights under the ESPP, and (iii) the per share purchase price depends on the future value of our common stock.

Registration

We have filed with the SEC a registration statement on Form S-8 covering the shares of our common stock issuable under the ESPP.

Federal Tax Consequences

The ESPP is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to SciQuest, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares. If a participant sells or otherwise disposes of the purchased shares within two years after his or her entry date into the offering period in which such shares were acquired or within one year after the purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and SciQuest will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal in amount to such excess. The participant will also recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition. If the participant sells or disposes of the purchased shares more than two years after his or her entry date into the offering period in which the shares were acquired and more than one year after the purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the first day of the offering period in which the participant purchased such shares; and any additional gain upon the disposition will be taxed as a long-term capital gain. SciQuest will not be entitled to an income tax deduction with respect to such disposition. If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on the first day of the offering period in which the participant purchased such shares will constitute ordinary income in the year of death.

Accounting Treatment

Under the accounting standards currently applicable to employee stock purchase plans such as the ESPP, the fair value of each purchase right granted under the ESPP will be charged as stock-based compensation expense to SciQuest’s reported earnings over the offering period to which that purchase right pertains. The fair value of each such purchase right will be determined as of its grant date.

Vote Required

This Proposal 3 must receive the affirmative vote of a majority of the shares of our common stock cast at the annual meeting to be approved.

Our Board of Directors unanimously recommends that you vote FOR the adoption of the ESPP.

PROPOSAL 4 —

ADOPTION OF THE SCIQUEST, INC. 2013 STOCK INCENTIVE PLAN

Introduction

The SciQuest, Inc. 2013 Stock Incentive Plan (the “2013 Plan”), which was adopted by the Board of Directors on February 28, 2013 and is attached as Appendix B to this proxy statement, is being submitted to our stockholders for approval.

The 2013 Plan has been adopted in order to replace our 2004 Stock Incentive Plan (the “2004 Plan”), which would otherwise expire by its terms as of August 27, 2014. If the 2013 Plan is approved by stockholders, the 2004 Plan will be immediately terminated, and all future equity awards would instead be granted under the 2013 Plan. However, if the 2013 Plan is not approved by stockholders at the annual meeting, we will continue to grant awards under the 2004 Plan until its expiration.

Equity awards are the primary vehicle for offering long-term incentives to our employees. We believe equity awards are an important element of compensation because they provide the recipient with a potential ownership interest in our company, which helps align our employees’ interests with those of other stockholders. We believe equity awards further align the interest of our employees and stockholders because they profit from equity awards only if our stock price increases relative to the award’s exercise or purchase price. We believe that equity awards incentivize recipients to incur appropriate risks that are consistent with our business strategy but do not encourage undue or inappropriate risk-taking. Equity awards are also an important element of our employee retention strategy because the awards vest over several years and vesting depends on the individual’s continued employment with us.

In order to provide a sufficient pool of equity for us to continue to conduct our equity award program in light of the impending expiration of the 2004 Plan, our Board of Directors has unanimously approved, subject to stockholder approval, adoption of the 2013 Plan.

Why You Should Vote For the 2013 Plan

Our Board of Directors recommends that stockholders approve the 2013 Plan because our ability to grant equity-based awards continues to be critical in allowing us to effectively compete for and appropriately motivate and reward key talent. It is in the long-term interests of both us and our stockholders to strengthen our ability to attract, motivate and retain employees, officers and non-employee directors and to provide additional incentive for these individuals through stock ownership to improve financial performance. We believe that aligning the interests of our employees, officers and non-employee directors with those of our stockholders will help drive long-term stockholder value.

The 2013 Plan Combines Compensation and Corporate Governance Best Practices

We have designed the 2013 Plan in a manner that we believe promotes best practices by reinforcing the alignment between equity compensation arrangements for employees and non-employee directors and stockholders’ interests. These provisions include, but are not limited to, the following:

•

No Discounted Stock Options or Stock Appreciation Rights. No stock options or stock appreciation rights may be granted at an exercise price that is less than the fair market value of the underlying shares on the grant date.

•

No Liberal Share Counting Provision. When awards granted under the 2013 Plan expire or are canceled without having been fully exercised, the shares reserved for those awards will be returned to the share reserve and be available for future awards. However, shares of common stock that are delivered by the grantee or withheld by us as payment of the exercise price in connection with the exercise of an option or payment of the tax withholding obligation in connection with any award will not be returned to the share reserve.

•

No Repricing Without Stockholder Approval. Outstanding stock options and stock appreciation rights cannot be “repriced” by reducing the exercise price of such stock option or stock appreciation right or exchanging such stock option or stock appreciation right for cash or other awards without stockholder approval.

•	No Cash Buyout of Equity Awards Without Stockholder Approval. Cash buyouts of outstanding stock options or other equity awards issued to employees without stockholder approval is prohibited.

•

Minimum Vesting Periods. The 2013 Plan requires minimum three-year vesting periods for time-based equity awards to employees, minimum one-year vesting periods for time-based equity awards to directors and minimum one-year vesting periods for performance-based equity awards.

•	Stringent Definition of Change in Control. The 2013 Plan provides for a 50% ownership threshold when determining whether a change in control has occurred.

•	No Evergreen Provision. There is no “evergreen” feature pursuant to which the shares authorized for issuance under the Plan can be automatically replenished.

•	No Automatic Grants. The 2013 Plan does not provide for automatic grants to any participant.

•	No Tax Gross-Ups. The 2013 Plan does not provide for any tax gross-ups.

•	Stockholder Approval for Material Amendments. All material amendments must be approved by our stockholders.

•	Administered by Independent Committee. The 2013 Plan is administered by a committee composed entirely of independent directors.

Share Limit

The number of shares of common stock reserved for issuance under the 2013 Plan will be 3,500,000, plus the number of shares remaining available for issuance under the 2004 Plan and shares forfeited or otherwise not issued on exercise of outstanding awards under the 2004 Plan.

The following table provides the number of shares outstanding and the number of shares available for future grant under the 2004 Plan as of March 1, 2013:

As of March 1, 2012
Number of Stock Options Outstanding	1,842,531
Weighted Average Exercise Price	$12.51
Weighted Average Term (in years)	8.3
Number of Shares Under Full-Value Awards Outstanding
Vested	2,168,119
Unvested	85,142
Number of Shares Issued Pursuant to Exercised Stock Options:	406,616
Number of Shares Remaining for Future Grants	805,328

Summary of the 2013 Plan

The following discussion summarizes the material terms of the 2013 Plan. This discussion does not purport to be complete and is qualified in its entirety by reference to the 2013 Plan, a copy of which is attached hereto as Appendix B.

Purposes. The purpose of the 2013 Plan is to enable us to attract and retain highly qualified directors, officers, employees and other parties by providing an incentive to work to increase the value of our stock and a stake in our future that corresponds to the stake of each of our stockholders.

Reserved Shares. The number of shares of common stock reserved for issuance under the 2013 Plan will be 3,500,000, plus the number of shares remaining available for issuance under the 2004 Plan and shares forfeited or otherwise not issued on exercise of outstanding awards under the 2004 Plan. Any shares that may be issued under options or stock appreciation rights will be counted against the share limit on a one-for-one basis. Any shares that may be issued under full-value awards will be counted against the share limit as 1.65 shares for every one share subject to that award. Full-value awards are considered to be awards other than options, stock appreciation rights and awards where the participant has directly or indirectly paid the intrinsic value of the shares underlying such award.

Administration. The 2013 Plan is administered by the Compensation Committee of our Board of Directors. The Compensation Committee is comprised of individuals intended to be, to the extent provided by Rule 16b-3 of the Securities and Exchange Act of 1934, “non-employee directors” and will, at such times as we are subject to Section 162(m) of the Internal Revenue Code, qualify as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. Subject to the terms of the 2013 Plan, the Compensation Committee may determine the types of awards and the terms and conditions of such awards, interpret provisions of the 2013 Plan and select participants to receive awards, such grants being subject to the approval of our Board of Directors.

Source of shares. The shares of common stock issued or to be issued under the 2013 Plan consist of authorized but unissued shares and shares that have been reaquired. If any shares covered by an award are not purchased or are forfeited or if an award otherwise terminates without delivery of any shares, then the number of shares of common stock counted against the aggregate number of shares available under our stock incentive plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2013 Plan.

Eligibility. All of our employees and non-employee directors are eligible to be granted awards under the 2013 Plan. Certain individual consultants, advisors and independent contractors who render services to us are also eligible to participate in the 2013 Plan. As of March 1, 2013, approximately ___ employees, including all six executive officers, were eligible to participate in the ESPP. Participants in the 2013 Plan will be selected by our Compensation Committee, subject to the approval of our Board of Directors.

Amendment or Termination. While the Compensation Committee may terminate or amend the 2013 Plan at any time, no amendment may adversely impair the rights of grantees with respect to outstanding awards without the affected participant’s consent in writing to such amendment. In addition, an amendment will be contingent on approval of our stockholders to the extent required by law. Unless terminated earlier, the 2013 Plan will terminate in 2023 but will continue to govern unexpired awards.

Types of Awards. The Plan provides for the issuance of options to purchase shares of common stock, stock appreciation rights, restricted stock awards and restricted stock units.

Options. The 2013 Plan permits the granting of options to purchase shares of common stock intended to qualify as “incentive stock options” under the Internal Revenue Code, and options that do not qualify as incentive stock options are referred to as non-qualified stock options. We may grant non-qualified stock options to our employees, directors, officers, consultants or advisors in the discretion of our Board of Directors. Incentive stock options will only be granted to our employees.

The exercise price of any stock option may not be less than the fair market value of shares of our common stock on the date of grant. If we grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of shares of our common stock on the date of grant. The term of each option may not exceed 10 years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The vesting and exercisability of options may be accelerated by the Compensation Committee. The exercise price of an option may not be amended or modified after the grant of the option. In general, an optionee may pay the exercise price of an option by cash, by tendering shares of our common stock or such other methods of payment approved in the sole discretion of the Compensation Committee.

Stock Appreciation Rights. A stock appreciation right entitles the recipient to receive upon exercise the excess of the fair market value of a specified number of shares of common at the time of exercise, over the aggregate exercise price applicable to such stock appreciation right. Stock appreciation rights may be granted in conjunction with the grant of an option or otherwise. A stock appreciation right granted in connection with an option may only be exercised to the extent that the related option has not been exercised. The exercise price of any stock appreciation right may not be less than the fair market value of shares of our common stock on the grant date.

Restricted Stock Units. Restricted stock units entitle the recipient to receive a number of shares of common stock at such future time and upon such terms as specified in the agreement governing the restricted stock unit. Shares may be issued pursuant to a restricted stock unit for a purchase price or at no cost. Restricted stock units may be subject to a vesting schedule that specifies the times, vesting and performance goal requirements that are applicable to such restricted stock unit. Until the end of the period(s) of time specified in any such vesting schedule and/or the satisfaction of any such performance criteria, the restricted stock units shall remain subject to forfeiture. No shares of common stock are issued until all vesting and other conditions to such issuance are satisfied.

Restricted Stock Awards. Restricted stock awards consist of shares of common stock that are subject to vesting restrictions. Shares subject to restricted stock awards may be issued for a purchase price or at no cost, subject to vesting restrictions. If the employment of a recipient of a restricted stock award is terminated for any reason other than a termination by our company for cause, then our company has the right to repurchase (1) all unvested shares subject to the restricted stock award at the original purchase price for such shares and (2) all vested shares subject to the restricted stock award at the then fair value of such shares. If the employment of a recipient of a restricted stock award is terminated by our company for cause, then our company has the right to repurchase all vested and unvested shares subject to the restricted stock award at the original purchase price for such shares. Restricted stock awards may have restrictions that lapse based upon length of service of the recipient or based upon the attainment of performance goals. Unless otherwise specified in the agreement governing the restricted stock award, all shares subject to the restricted stock award shall be entitled to vote and shall receive dividends during the periods of restriction.

Adjustments for Share Dividends and Similar Events. We will make appropriate adjustments in outstanding awards and the number of shares available for issuance under our stock incentive plan, including the individual limitations on awards, to reflect share dividends, share splits, spin-offs and other similar events.

Extraordinary Vesting Events. If we experience a “change of control,” as defined in the 2013 Plan, the Compensation Committee will have full authority to determine the effect, if any, on the vesting, exercisability, settlement, payment or lapse of restrictions applicable to an award. The effect of a change of control may be specified in a participant’s award agreement or determined at a subsequent time, including, without limitation, the substitution of new awards, the termination or the adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. A “change of control” under the 2013 Plan means (1) our merger, consolidation or reorganization with one or more other entities after which our stockholders prior to the consummation of the transaction do not own 50% or more of the combined voting power of all classes of our common stock and preferred stock; (2) a sale of all or substantially all of our assets to another person or entity; or (3) any transaction (including without limitation a merger or reorganization in which we are the surviving entity) which results in any person or entity (other than us, any fiduciary of one of our employee benefit plans or any corporation directly or indirectly owned by our stockholders) owning 50% or more of the combined voting power of all classes of our common and preferred stock.

Registration. We intend to file with the SEC a registration statement on Form S-8 covering the shares of our common stock issuable under the 2013 Plan following approval of the 2013 Plan by our stockholders.

Transferability. No awards granted under the 2013 Plan may be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution.

Federal Income Tax Treatment. The following is a brief outline of the federal income tax consequences to participants of the receipt or exercise of awards under the 2013 Plan. It does not discuss all the possible tax consequences of exercising options, which depend on each employee’s own individual tax and financial situation.

Options and stock appreciation rights will generally have the following tax consequences. The grant of an option or a stock appreciation right will create no federal income tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an option that is an ISO, except that the alternative minimum tax may apply. Upon exercising an option that is not an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares acquired on the date of exercise. Upon exercising a stock appreciation right, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received.

Upon disposition of shares acquired from the exercise of an ISO before the end of the applicable ISO holding period, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the ISO shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant’s sale of shares acquired by exercise of an option or stock appreciation right generally will result in a short-term or long-term (depending on the holding period since exercise) capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares. The tax basis normally is the exercise price plus any other amount recognized as ordinary income in connection with the option or stock appreciation right exercise. The Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding period before selling the shares.

A participant normally will not recognize taxable income and the Company will not be entitled to a tax deduction upon the grant of restricted stock awards or restricted stock units. Upon vesting, the participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares at that time less the amount, if any, paid for the shares, and the Company will be entitled at that time to a deduction in the same amount, except to the extent Section 162(m) of the Internal Revenue Code limits the amount of the deduction. For restricted stock awards only, a participant may elect (within 30 days of the date of grant) to recognize taxable ordinary income in the year the shares of restricted stock are granted in an amount equal to the excess of their fair market value at the grant date, determined without regard to the restrictions, over the amount, if any, paid for the shares. In that event, the Company will be entitled to a deduction in such year in the same amount, except to the extent Section 162(m) of the Internal Revenue Code limits the amount of the deduction. Any gain or loss realized by the participant upon the subsequent disposition of the shares will be taxed as short- or long-term capital gain but will not result in any further deduction for the Company.

Some options and stock appreciation rights, such as those with deferral features and a stock appreciation right settleable in cash, may be subject to Section 409A of the Internal Revenue Code, which regulates deferral arrangements. If the distribution and other award terms meet applicable requirements under Section 409A of the Internal Revenue Code, the participant would realize ordinary income at the time of distribution, with the amount of ordinary income equal to the distribution date value of the shares less any exercise price actually paid. The Company would not be entitled to a tax deduction until the shares are delivered either upon exercise or at the end of the deferral period.

Notwithstanding the preceding provisions, generally no federal income tax deduction is allowed for compensation paid to a “covered employee” in any taxable year, to the extent that such compensation exceeds $1,000,000 and our company is a publicly held corporation. For this purpose, “covered employees” are generally the chief executive officer and the four highest compensated officers, and the term “compensation” generally includes amounts includable in gross income as a result of the exercise of stock options or stock appreciation rights, or the receipt of restricted stock. This deduction limitation does not apply to compensation that is commission based compensation, performance based compensation, compensation which would not be includable in an employee’s gross income, and compensation payable under a written binding contract in existence on February 17, 1993, and not materially modified thereafter.

The terms of any awards under the 2013 Plan may provide for accelerated vesting of such award in connection with a change in ownership or control of our company. In such event, certain amounts with respect to such awards may be characterized as “parachute payments” under the golden parachute provisions of the Internal Revenue Code. Under Section 280G of the Internal Revenue Code, no federal income tax deduction is allowed to a corporation for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subject the recipient to a 20% excise tax under Section 4999 of the Internal Revenue Code. For this purpose, “disqualified individuals” are generally officers, stockholders or highly compensated individuals performing services for a corporation, and the term “excess parachute payments” includes payments in the nature of compensation which are contingent on a change in ownership or effective control of a corporation, to the extent that such payments (in present value) exceed three times the payee’s average annual taxable compensation from the corporation for the previous five years. Certain payments with respect to non-publicly traded corporations, payments for reasonable compensation for services rendered after a change in control and payments from qualified plans are generally not included in determining “excess parachute payments.” If payments or accelerations may occur with respect to awards granted under the Plan, certain amounts in connection with such awards may possibly constitute “parachute payments” and be subject to these “golden parachute” tax provisions.

The Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not intended to be an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended.

New Plan Benefits

The benefits that will be awarded or paid under the Plan are not currently determinable. Other than annual restricted stock unit grants to our nonemployee directors, awards granted under the 2013 Plan are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them. Information about the annual restricted stock unit grants to non-employee directors can be found under the heading “Corporate Governance—Director Compensation.” Information about awards granted in fiscal year 2012 to our named executive officers can be found in the table under the heading “Grants of Plan-Based Awards.” As of March __, 2013, the closing price of a share of our common stock was $        .

Vote Required

This Proposal 4 must receive the affirmative vote of a majority of the shares of our common stock cast at the annual meeting to be approved.

Our Board of Directors unanimously recommends that you vote FOR adoption of the 2013 Plan.

PROPOSAL 5—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Ernst & Young LLP has audited our financial statements beginning with the fiscal year ended December 31, 2005. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. The Board of Directors, however, is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain this firm. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

Audit Fees

The following table shows the fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP for the fiscal years ended December 31, 2012 and 2011:

	2012	2011
Audit Fees(1)	$279,155	$564,494
Audit-Related Fees(2)	$207,793	75,381
Tax Fees	—	—
All Other Fees	—	—

Total	$486,948	$639,875

(1)	Fees related to the audit of our annual financial statements, including the review of our registration statements on Form S-1 and the reviews of the quarterly financial statements filed on Forms 10-Q.
(2)	Audit services performed in connection with our acquisition of AECsoft USA, Inc. and AEC Global (Shanghai) Co., Ltd. in 2011 and our acquisitions of the assets of Upside Software, Inc. and Spend Radar LLC in 2012.

Approval of Audit and Permissible Non-Audit Services

Our Audit Committee Charter requires the Audit Committee to review and approve all audit services and all permissible non-audit services to be performed for us by our independent registered public accounting firm. The Audit Committee will not approve any services that are not permitted by SEC rules.

The Audit Committee pre-approved all audit and audit related, tax and non-audit related services to be performed for us by our independent registered public accounting firm.

Our Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2013.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and SEC regulations require our directors, executive officers and persons who own more than 10% of our outstanding common stock, to file reports of ownership and changes in ownership of our common stock with the SEC. Directors, executive officers and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of copies of these reports or of certifications to us that no report was required to be filed, we believe that all of our directors and executive officers complied with all Section 16(a) filing requirements applicable to them during 2012 other than one late filing of a Form 4 by each of Jeffrey Barber, Timothy Buckley, Noel Fenton and Daniel Gillis related to their annual grant of restricted stock units.

ADDITIONAL INFORMATION

Stockholders List

A list of stockholders entitled to vote at the annual meeting will be available for review by our stockholders at the office of Rudy C. Howard, Secretary of SciQuest, located at 6501 Weston Parkway, Suite 200, Cary, North Carolina, during ordinary business hours for the 10-day period before the meeting.

Director and Officer Indemnification

We indemnify our directors and named executive officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to us.

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in next year’s proxy statement and proxy card. Any such stockholder proposals must be submitted in writing to our Secretary no later than November 13, 2013. You should address all stockholder proposals to the attention of Rudy C. Howard, Secretary, SciQuest, Inc., 6501 Weston Parkway, Suite 200, Cary, North Carolina 27513.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting

Our bylaws require that any stockholder proposal that is not submitted for inclusion in next year’s proxy statement under Rule 14a-8 under the Exchange Act, but is instead sought to be presented directly at the annual meeting in 2013, must be received at our executive offices in Cary, North Carolina, not less than 90 days nor more than 120 days prior to the first anniversary of the 2012 annual meeting. As a result, proposals, including director nominations, submitted pursuant to these provisions of our bylaws must be received between December 26, 2013 the close of business on January 25, 2014. You should address all stockholder proposals to the attention of Rudy C. Howard, Secretary, SciQuest, Inc., 6501 Weston Parkway, Suite 200, Cary, North Carolina 27513 and include the information and comply with the requirements set forth in our bylaws.

Solicitation of Proxies

We will pay the expenses of solicitation of proxies for the annual meeting. Solicitations may be made in person or by telephone, by our officers and employees or by nominees or other fiduciaries who may mail materials to or otherwise communicate with the beneficial owners of shares held by the nominees or other fiduciaries.

Delivery of Documents to Stockholders Sharing an Address

If you are the beneficial owner, but not the record holder, of shares of our common stock, your broker, bank or other nominee may only deliver one copy of this proxy statement and our 2012 Annual Report to Stockholders to multiple stockholders who share an address, unless that nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and our annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, should submit this request by writing to SciQuest, Inc., 6501 Weston Parkway, Suite 200, Cary, North Carolina 27513, Attention: Secretary. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and who wish to receive a single copy of such materials in the future should make a request directly to their broker, bank or other nominee.

Electronic Access to Proxy Statement and Annual Report

Our proxy statement for the 2013 Annual Meeting of Stockholders and the Annual Report to Stockholders for the fiscal year ended December 31, 2012 are available at www.envisionreports.com/SQI.

APPENDIX A

SCIQUEST, INC.

EMPLOYEE STOCK PURCHASE PLAN

Section 1

Purpose

The purpose of the SciQuest, Inc. Employee Stock Purchase Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company on a payroll or other compensation deduction basis. The Plan is intended to qualify as an “employee stock purchase plan” under Code Section 423. The Plan will be construed so as to extend and limit participation in a manner within the requirements of Code Section 423.

Section 2

Definitions

As used in the Plan, the following terms, when capitalized, have the following meanings:

(a) “Board” means the Company’s Board of Directors.

(b) “Business Day” means (i) if the Shares are then listed on the Nasdaq Global Market, a day that the Nasdaq Global Market is open or (ii) if the Shares are then listed on any other national securities exchange, a day that such exchange is open.

(c) “Change of Control” means any of the following:

(i) any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration;

(ii) any transaction pursuant to which persons who are not current stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the stockholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company; or

(iii) the acquisition of “beneficial ownership” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from the Company) by any “person,” as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned directly or indirectly by the stockholders of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means the committee described in Section 10.

(f) “Common Stock” means the common stock of the Company, $0.001 par value per share, or any stock into which that common stock may be converted.

(g) “Company” means SciQuest, Inc., a Delaware corporation, and any successor corporation.

(h) “Compensation” means (i) the regular basic earnings paid to an Employee by the Company or a Designated Subsidiary, plus (ii) any salary deferral contributions made on behalf of an Employee to a Code Section 401(k) Plan, Code Section 125 Plan or any nonqualified deferred compensation plan. The following shall be excluded from the calculation of Compensation: (i) overtime payments, bonuses and commissions, (ii) all distributions from profit-sharing, nonqualified deferred compensation, welfare benefits and other employee benefit plans and other incentive-type payments and (ii) all contributions (other than salary deferral contributions made to a Code Section 401(k) Plan, Code Section 125 Plan, or any nonqualified deferred compensation plan) made by the Company or any Designated Subsidiary for an Employee’s benefit under any employee benefit or welfare plan now or hereafter established.

(i) “Contributions” means all amounts credited to the Participant’s Payroll Deduction Account.

(j) “Designated Subsidiary” means any Subsidiary that may be designated from time to time by the Committee as eligible to participate in the Plan as to its eligible Employees.

(k) “Disability” means, with respect to a Participant, the Participant’s becoming eligible for permanent and total disability benefits under the Company’s or a Designated Subsidiary’s long-term disability plan.

(l) “Effective Date” means June 1, 2012.

(m) “Employee” means any person who is an employee of the Company or a Designated Subsidiary under Code§3401(c) and the regulations thereunder.

(n) “ESPP Broker Account” means a brokerage account established by the Company for the Participant at a Company-designated brokerage firm.

(o) “Fair Market Value” means, with respect to any date, the closing price on that date of the Common Stock on the Nasdaq Global Market or other national securities exchange on which the Common Stock is listed or, in the event that the Common Stock is not traded on that date, the closing price on the immediately preceding trading date. If the Common Stock is no longer traded on the Nasdaq Global Market or any other national securities exchange, then “Fair Market Value” means, with respect to any date, the fair market value of the Common Stock as determined by the Committee in good faith.

(p) “Offering Date” means the first Business Day of each Purchase Period.

(q) “Participant” means a participant in the Plan as described in Section 4.

(r) “Payroll Deduction Account” means the bookkeeping account established for a Participant in accordance with Section 5.

(s) “Plan” means the SciQuest, Inc. Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

(t) “Purchase Date” means the last Business Day of each Purchase Period.

(u) “Purchase Period” means a period of six months commencing on June 1 and December 1 of each year, or such other periods as may determined by the Committee; provided, however, that (i) the Purchase Period that commences on June 1, 2012 shall be a period of 12 months and (ii) in no event will any Purchase Period be longer than 27 months. The foregoing notwithstanding, the Committee may, in its sole and absolute discretion, create special purchase periods for individuals who become Employees solely in connection with the acquisition of another company or business by merger, reorganization or purchase of assets, which purchase periods and purchase rights granted pursuant thereto shall be subject to such terms and conditions as the Committee determines appropriate under the circumstances.

(v) “Purchase Price” means an amount equal to the lesser of (i) 85% of the Fair Market Value of a Share on the Offering Date and (ii) 85% of the Fair Market Value of a Share on the Purchase Date.

(w) “Share” means a share of Common Stock, as adjusted in accordance with Section 13.

(x) “Subsidiary” means a domestic or foreign corporation of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary. The definition of Subsidiary shall be interpreted so as to include any entity that would be treated as a “subsidiary corporation” under Code Section 424(f).

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Section 3

Eligibility

(a) Eligible Employees. Any person who is has been Employee as of, and who has been an Employee for the thirty (30) day period immediately preceding, the Offering Date in a given Purchase Period will be eligible to participate in the Plan for that Purchase Period, subject to the requirements of Section 4 and the limitations imposed by Code Section 423(b). Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion, exclude from participation in the Plan in a given Purchase Period any or all Employees whose customary employment is for not more than 20 hours per week or five months per year. The Committee may also determine that all Employees who are highly compensated employees (within the meaning of Code Section 414(q) (or those with compensation above a certain level and/or who are officers or subject to the disclosure requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended from time to time) as of the Offering Date in a given Purchase Period are ineligible to participate in the Plan for that Purchase Period.

(b) Five Percent Shareholders. Notwithstanding any other provision of the Plan, no Employee will be eligible to participate in the Plan for a given Purchase Period if the Employee (or any other person whose stock would be attributed to the Employee pursuant to Code Section 424(d)), immediately after the Offering Date, owns stock of the Company equal to five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary. In determining whether the stock ownership of an Employee equals or exceeds this 5% limit, the rules of Code Section 424(d) (relating to attribution of stock ownership) shall apply, and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee. This Section 3(b) shall be interpreted consistent with Code Section 423(b)(3) and regulations issued thereunder.

Section 4

Participation

An Employee may become a Participant in the Plan by completing a payroll deduction authorization form and any other required enrollment documents provided by the Committee or its designee and submitting them to the Committee or its designee in accordance with the rules established by the Committee. The payroll deduction authorized by a Participant for purposes of acquiring Shares under the Plan may be any multiple of 1% of the Compensation of the Participant during the period the purchase right remains outstanding, up to a maximum equal to the lesser of (i) 10% of the Participant’s Compensation per Purchase Period and (ii) 100% of the Participant’s Compensation that remain after subtracting all other amounts that are to be deducted or withheld from such Compensation per Purchase Period. The deduction rate so authorized shall continue in effect for the entire Purchase Period, unless the Participant shall, prior to the end of the applicable Purchase Period, reduce such rate by filing the appropriate form with the Committee or its designee in accordance with Section 5(c). The new rate shall become effective as soon as practicable following the filing of such form. Payroll deductions, however, will automatically cease upon the termination of the Participant’s purchase right in accordance with Sections 8 or 9 below. If there are Employees in countries where payroll deductions are not feasible, the Committee shall permit all Employees to participate in the Plan by an alternative means, such as by check. Without limiting the generality of the foregoing, the participation by an Employee in the Plan is voluntary.

Section 5

Contributions

(a) Payroll Deductions. A Participant’s payroll deductions will begin on the first payroll paid following the Offering Date and will end on the last payroll paid on or before the Purchase Date of the Purchase Period, unless the Participant elects to withdraw from the Plan as provided in Section 8 or ceases Contributions pursuant to Section 5(c). A Participant’s enrollment documents will remain in effect for successive Purchase Periods unless the Participant elects to withdraw from the Plan as provided in Section 8, ceases Contributions pursuant to Section 5(c), or timely submits new enrollment documents to change the rate of payroll deductions for a subsequent Purchase Period in accordance with rules established by the Committee.

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(b) Payroll Deduction Account. The Committee will credit the amount of each Participant’s Contributions to the Participant’s Payroll Deduction Account. A Participant may not make any additional payments to the Participant’s Payroll Deduction Account, except as expressly provided in the Plan or as authorized by the Committee with respect to a given Purchase Period for all Participants.

(c) Changes to Payroll Deductions. A Participant may reduce the percentage of authorized payroll deductions once each Purchase Period by delivery of a new payroll deduction authorization form to the Committee or its designee. A Participant may cease Contributions to the Plan at any time. Any reduction or cessation of Contributions to the Plan will become effective as soon as administratively practicable after receipt. Unless the Participant elects to withdraw from the Plan as provided in Section 8, the funds in the Participant’s Payroll Deduction Account will not be refunded to the Participant but instead will be used to purchase Shares for the Participant on the Purchase Date.

(d) No Interest. No interest or other earnings will accrue on a Participant’s Contributions to the Plan.

(e) Foreign Currency. Except as otherwise specified by the Committee, payroll deductions made with respect to Employees paid in currencies other than U.S. dollars will be accumulated in local currency and converted to U.S. dollars as of the Purchase Date.

Section 6

Stock Purchases

(a) Automatic Purchase. On each Purchase Date, each Participant will be deemed, without further action, to have elected to purchase the number of whole Shares that the Participant’s Payroll Deduction Account balance can purchase at the Purchase Price on that Purchase Date. Except as otherwise specified by the Committee, any amounts that are not sufficient to purchase a whole Share will be retained in the Participant’s Payroll Deduction Account for the subsequent Purchase Period. Any other amounts remaining in the Participant’s Payroll Deduction Account after the Purchase Date will be returned to the Participant.

(b) Delivery of Shares. As soon as practicable after each Purchase Date, the Committee will arrange for the delivery of the Shares purchased by Participants on the Purchase Date. The Committee may permit or require that Shares purchased under the Plan be deposited directly into an ESPP Broker Account. The Committee may require that Shares be retained in the ESPP Broker Account for a specified period of time and may restrict dispositions during that period, and the Committee may establish other procedures to permit tracking of disqualifying dispositions of the Shares or to restrict transfer of the Shares.

(c) Notice Restrictions. The Committee may require, as a condition of participation in the Plan, that each Participant agree to notify the Company if the Participant sells or otherwise disposes of any Shares within two years of the Offering Date or one year of the Purchase Date for the Purchase Period in which the Shares were purchased.

(d) Shareholder Rights. A Participant will have no interest or voting right in a Share until a Share has been purchased on the Participant’s behalf under the Plan.

Section 7

Limitation on Purchases

Participant purchases are subject to the following limitations:

(a) Purchase Period Limitation. Subject to the calendar year limits provided by Section 8(b), the maximum number of Shares that a Participant will have the right to purchase in any Purchase Period will be determined by dividing (i) $25,000 by (ii) the Fair Market Value of one Share on the Offering Date for such Purchase Period (disregarding any fraction resulting therefrom).

(b) Calendar Year Limitation. No right to purchase Shares under this Plan will be granted to an Employee to the extent that such right, when combined with all other rights and options granted under all of the Code Section 423 employee stock purchase plans of the Company, its Subsidiaries or any parent corporation (within the meaning of Code Section 424(e)), would permit the Employee to purchase Shares at a rate that exceeds $25,000 in Fair Market Value of the Shares (determined at the time the right or option is granted) for each calendar year in which any option or right granted to the Employee is outstanding at any time, determined in accordance with Code Section 423(b)(8) and the regulations thereunder.

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(c) Refunds. As of the first Purchase Date on which this Section limits a Participant’s ability to purchase Shares, the Participant’s payroll deductions will terminate, and the Participant will receive a refund of the balance in the Participant’s Payroll Deduction Account as soon as practicable after the Purchase Date.

(d) Approvals. Under no circumstances shall any purchase rights granted under the Plan be exercised, nor shall any Shares be issued hereunder, until such time as (i) the Plan shall have been approved by the Company’s stockholders and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933, as amended, all applicable listing requirements of any securities exchange on which the Shares are listed and all other applicable requirements established by law or regulation.

Section 8

Withdrawals

A Participant may withdraw all, but not less than all, of the Contributions credited to the Participant’s Payroll Deduction Account at any time before a Purchase Date by notifying the Committee or its designee of the Participant’s election to withdraw, pursuant to rules prescribed by the Committee. If a Participant elects to withdraw, all of the Participant’s Contributions credited to the Participant’s Payroll Deduction Account will be returned to the Participant and the Participant may not make any further Contributions to the Plan for the purchase of Shares during that Purchase Period. A Participant’s voluntary withdrawal during a Purchase Period will not have any effect upon the Participant’s eligibility to participate in the Plan during a subsequent Purchase Period.

Section 9

Employment Termination

(a) Termination Other Than Death or Disability. If a Participant’s employment with the Company or a Designated Subsidiary terminates for any reason other than death or Disability, the Participant will cease to participate in the Plan and the Company or its designee will refund the balance in the Participant’s Payroll Deduction Account.

(b) Termination for Death or Disability. In the event of a Participant’s death, or the Participant ceases to be an eligible Employee by reason of a Disability, at the election of the Participant, or the Participant’s legal representative in the event of the Participant’s death, the Participant’s Payroll Deduction Account balance will be (i) distributed to the Participant, or to the Participant’s estate in the event of the Participant’s death, or (ii) held until the end of the Purchase Period and applied to purchase Shares in accordance with Section 7.

(c) Leaves of Absence. The Committee may establish rules regarding when leaves of absence will be considered a termination of employment. Notwithstanding the foregoing, where a period of leave exceeds ninety (90) days, a Participant’s employment relationship with the Company or a Designated Subsidiary will be deemed to have terminated for purposes of the Plan on the 91st day of such leave unless the Participant’s right to reemployment is guaranteed either by statute or contract.

Section 10

Plan Administration

The Plan shall be administered by the Committee, which will be appointed by the Board. The Committee shall be the Compensation Committee of the Board unless the Board appoints another committee to administer the Plan. The Board from time to time may fill vacancies on the Committee. Subject to the express provisions of the Plan, the Committee will have the discretionary authority to interpret the Plan; to take any actions necessary to implement the Plan, including delegation of responsibilities for Plan operations; to prescribe, amend, and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable in administering the Plan. All such determinations will be final and binding upon all persons. The Committee may request advice or assistance or employ or designate such other persons as are necessary for proper administration of the Plan.

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Section 11

Assignability and Transferable

No purchase rights granted under the Plan shall be assignable or transferable by a Participant other than by will or by the laws of descent and distribution, and during the Participant’s lifetime the purchase rights shall be exercisable only by the Participant.

Section 12

Reserved Shares

Subject to adjustments as provided in Section 13, the maximum number of Shares available for purchase on or after the Effective Date is 1,000,000 Shares. Shares issued under the Plan may be authorized but unissued Shares, Shares held in treasury or Shares that have been reacquired by the Company.

Section 13

Capital Changes

(a) Adjustments. Other than in connection with a Change of Control, in the event of any merger, consolidation, reorganization, stock dividend, stock split, recapitalization, combination of shares or other change affecting the Common Stock as a class, then the number and class of Shares that may be purchased under the Plan, the purchase price per share and the number of Shares covered by each purchase right under the Plan and the numerical limits contained in Sections 7(a) and 12 of the Plan shall be appropriately adjusted in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(b) Change of Control. In the event that a Change of Control occurs, or the Company enters into an agreement to effect a Change of Control, then all outstanding purchase rights under the Plan shall be exercised automatically immediately prior to the consummation of such Change of Control by applying all sums previously collected from Participants during the purchase period of such transaction to the purchase of whole Shares, subject to all applicable limitations contained in this Plan.

Section 14

Amendment

The Board or the Committee may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no such action shall adversely affect purchase rights at the time outstanding under the Plan unless necessary or desirable to comply with any applicable law, regulation or rule. The foregoing notwithstanding, stockholder approval shall be required for any amendment to the extent that stockholder approval would be required in order for the Plan to satisfy the requirements of Code Section 423 or other applicable laws or regulations. Without stockholder approval and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Committee shall be entitled to, in addition to, and without limitation with respect to, what is permitted pursuant to Section 14(a), cancel or change the purchase periods, limit the frequency and/or number of changes in the amount withheld during a purchase period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed enrollment forms, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures that are consistent with the Plan as the Committee determines in its sole and absolute discretion advisable. Any such limitations or procedures shall be applied uniformly with respect to all Participants.

Section 15

Plan Termination

The Plan and all rights of Employees under the Plan will terminate upon the earlier of (i) June 1, 2022, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan, and (iii) any date determined in the sole and absolute discretion of the Board. In the event that the Plan terminates under circumstances described in (ii) above, reserved Shares remaining as of the termination date will be made available for purchase by Participants on the Purchase Date on a pro rata basis based on the amount credited to each Participant’s Payroll Deduction Account. Upon termination of the Plan, each Participant will receive the balance in the Participant’s Payroll Deduction Account.

6

Section 16

Government Regulations

The Plan, the grant and exercise of the rights to purchase Shares under the Plan, and the Company’s obligation to sell and deliver Shares upon the exercise of rights to purchase Shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or government agency as may, in the opinion of counsel for the Company, be required or desirable. The Committee may withhold from any payment due under the Plan or take any other action it deems appropriate to satisfy any federal, state or local tax withholding requirements.

Section 17

General

(a) Foreign Jurisdictions. The Committee may adopt rules or procedures to accommodate the requirements of local laws of foreign jurisdictions, including rules or procedures relating to the handling of payroll deductions, conversion of local currency, payroll taxes and withholding procedures.

(b) Governing Law. The Plan will be governed by the laws of Delaware, without regard to that State’s choice of law rules.

(c) Expenses. All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

(d) No Right to Employment. Neither the establishment of the Plan, any provision of the Plan nor any action taken with respect to the Plan shall be construed so as to grant any Participant or any other person the right to remain in the employ of the Company for any period of specific duration, and such person’s employment may be terminated at any time, with or without cause.

Adopted and Approved by the Board as of June 1, 2012

7

APPENDIX B

SCIQUEST, INC.

2013 STOCK INCENTIVE PLAN

SECTION 1	PURPOSE

The purpose of this Plan is to promote the interests of the Company and any Subsidiary thereof by providing the opportunity to purchase or receive Shares or to receive compensation that is based upon appreciation in the value of Shares to Eligible Recipients in order to attract and retain Eligible Recipients and providing Eligible Recipients an incentive to work to increase the value of Shares and a stake in the future of the Company that corresponds to the stake of each of the Company’s stockholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights to aid the Company, and any Subsidiary thereof, in obtaining these goals.

SECTION 2	DEFINITIONS

Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and any Stock Incentive Agreements under this Plan (unless noted otherwise), and for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender. Note that some definitions may not be used in this Plan, and may be inserted here solely for possible use in Stock Incentive Agreements issued under this Plan.

2.1 Board means the Board of Directors of the Company.

2.2 Cause shall mean an act or acts by an Eligible Recipient involving (a) the use for profit or disclosure to unauthorized Persons of Confidential Information or trade secrets of the Company or a Subsidiary, (b) the continuing, material breach of any contract with the Company or a Subsidiary, after a reasonable opportunity to cure, (c) the violation of any fiduciary obligation to the Company or a Subsidiary, (d) the unlawful trading in the securities of the Company or a Subsidiary, or of another corporation based on information gained as a result of the performance of services for the Company or a Subsidiary, (e) a felony conviction or the failure to contest prosecution of a felony, or (f) willful misconduct, dishonesty, embezzlement, fraud or deceit.

2.3 Change of Control means either of the following:

(a) any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all or substantially all of its assets for cash or property, or for a combination of cash and property, or for other consideration; or

(b) any transaction pursuant to which Persons who are not current stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the stockholders of the Company immediately prior to such transaction no longer have more than 50% voting interest in the Company; or

(c) the acquisition of “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities (other than through a merger or consolidation or an acquisition of securities directly from the Company) by any “person,” as such term is used in Section 13(d) and 14(d) of the Exchange Act, other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned directly or indirectly by the stockholders of the Company.

However, notwithstanding the foregoing, in no event shall a Public Offering of the Company’s Common Stock constitute a Change of Control.

2.4 Code means the Internal Revenue Code of 1986, as amended.

2.5 Committee means any committee appointed by the Board to administer the Plan, as specified in Section 5.3 hereof. Any such committee shall be comprised entirely of Directors.

2.6 Common Stock means the common stock of the Company.

2.7 Company means SciQuest, Inc., a Delaware corporation, and any successor to such organization.

2.8 Confidential Information means (a) information of the Company, or any Subsidiary thereof, to the extent not considered a trade secret under applicable law, that (i) relates to the business of the Company or any Subsidiary thereof, (ii) possesses an element of value to the Company, or any Subsidiary thereof, (iii) is not generally known to the Company’s competitors (or a competitor of any Subsidiary thereof), and (iv) would damage the Company, or any Subsidiary thereof, if disclosed, and (b) information of any third party provided to the Company, or any Subsidiary thereof, which the Company, or any Subsidiary thereof, is obligated to treat as confidential, including, but not limited to, information provided to the Company, or any Subsidiary thereof, by its licensors, suppliers, customers, or prospective customers. Confidential Information includes, but is not limited to, (i) future business plans, (ii) the composition, description, schematic or design of products, future products or equipment of the Company, or any Subsidiary thereof, or any third party, (iii) communication systems, audio systems, system designs and related documentation, (iv) advertising or marketing plans, (v) information regarding independent contractors, employees, clients, licensors, suppliers, customers, prospective customers, or any third party, including, but not limited to, customer lists and prospective customer lists compiled by the Company, or any Subsidiary thereof, and customer and prospective customer information compiled by the Company, or any Subsidiary thereof, and (vi) information concerning the Company’s, or any Subsidiary’s, or a third party’s financial structure and methods and procedures of operation. Confidential Information shall not include any information that (i) is or becomes generally available to the public other than as a result of an unauthorized disclosure, (ii) has been independently developed and disclosed by others without violating the legal rights of any party, or (iii) otherwise enters the public domain through lawful means.

2.9 Continuous Service means the absence of any interruption or termination of service as an Employee or Key Person. Continuous Service shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence as approved by the Board, the chief executive officer or vice president of human resources of the Company, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company, or any Subsidiary thereof, policy adopted from time to time; or (iv) transfers between locations of the Company, or any Subsidiary thereof, or between Company or a Subsidiary, or any successors to such organization. However, notwithstanding anything in the foregoing to the contrary, the Board shall have complete and absolute discretion to determine whether an Employee or Key Person is in the Continuous Service of the Company or Subsidiary at any time.

2.10 Controlled Group means the Company and any other entity the employees of which would be required to be aggregated with the employees of the Company pursuant to Code §§414(b), (c), (m) or (o).

2.11 Director means a member of the Board.

2.12 Effective Date means the “Effective Date” as set forth in Section 4 of this Plan.

2.13 Eligible Recipient means an Employee and/or a Key Person.

2.14 Employee means a common law employee of the Company or a Subsidiary.

2.15 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

2.16 Exchange Act means the Securities Exchange Act of 1934, as amended.

2.17 Exercise Price means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan. In no event shall an Exercise Price be less than the Fair Market Value of a Share determined as of the date of grant of such Option.

2.18 Fair Market Value of each Share on any given date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per Share cannot be ascertained or is unavailable for such date, the Fair Market Value per Share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):

(a) If the Share is listed or traded on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Share (or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination or, if the stock exchange or national market on which the Shares trade is not open on the date of determination, the last business day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

2013 Stock Incentive Plan

(b) If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the average of the closing dealer “bid” and “ask” prices of a Share as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers, Inc. on the date of such determination; or

(c) In the absence of an established public trading market for the Share, the Fair Market Value of a Share shall be determined in good faith by the Board.

2.19 FLSA Exclusion means the provisions of Section 7(e) of the Fair Labor Standards Act of 1938, as amended (the “FLSA”) that exempt certain stock-based compensation from inclusion in overtime and minimum wage determinations under the FLSA.

2.20 Forfeiture Activities means, with respect to a Participant, such Participant’s material breach of any employee offer letter, Employee Noncompetition, Nondisclosure and Developments Agreement or other similar agreement between such Participant and the Company or any Subsidiary.

2.21 Full-Value Award means any Stock Incentive other than Options, Stock Appreciation Rights or Stock Incentives for which the Participant pays the intrinsic value for the Shares underlying such Stock Incentive either directly or in exchange for (or by foregoing) a right to receive a cash payment from the Company equal to such intrinsic value.

2.22 Insider means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.23 ISO means an option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code §422 as an incentive stock option.

2.24 Key Person means (a) a member of the Board who is not an Employee, or (b) a consultant or advisor; provided, however, that such consultant or advisor must be a natural Person who is providing or will be providing bona fide services to the Company or a Subsidiary with such services (i) not being in connection with the offer or sale of securities in a capital-raising transaction, and (ii) not directly or indirectly promoting or maintaining a market for securities of the Company or a Subsidiary, within the meaning of the general instructions to SEC Form S-8.

2.25 NQSO means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code §422.

2.26 Option means a right to purchase Shares pursuant to the terms of the Plan at a stated price for a specified period of time. For purposes of the Plan, an Option may be either an ISO or a NQSO.

2.27 Outside Director means a Director who is not an Employee and who qualifies as (a) a “non-employee director” under Rule 16b-3(b)(3) under the Exchange Act, as amended from time to time, and (b) an “outside director” under Code §162(m) and the regulations promulgated thereunder.

2.28 Participant means an individual who receives a Stock Incentive hereunder.

2.29 Performance-Based Exception means the performance-based exception from the tax deductibility limitations of
Code §162(m).

2.30 Person means an individual or entity.

2.31 Plan means the SciQuest, Inc. 2013 Stock Incentive Plan, as may be amended from time to time.

2.32 Prior Plan means the SciQuest, Inc. 2004 Stock Incentive Plan, as amended.

2.33 Public Offering means the closing of a public offering by the Company of any class or series of the Company’s equity securities pursuant to an effective registration statement filed by the Company under the Securities Act.

2013 Stock Incentive Plan

2.34 Restricted Stock Award means an award of Shares granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Shares underlying the award, but such Shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Stock Incentive Agreement pertaining to the award and may be subject to forfeiture by the Participant until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of the Stock Incentive Agreement pertaining to the award.

2.35 Restricted Stock Unit means a contractual right granted to a Participant under this Plan to receive a Share that is subject to restrictions of this Plan and the applicable Stock Incentive Agreement.

2.36 SAR Exercise Price means the amount per Share specified in a Stock Incentive Agreement with respect to a Stock Appreciation Right, which when subtracted from the Fair Market Value of a Share on exercise of such Stock Appreciation Right, determines the payment that the holder of such Stock Appreciation Right may be entitled to receive. In no event shall an SAR Exercise Price be less than the Fair Market Value of a Share determined as of the date of grant of such Stock Appreciation Right.

2.37 Securities Act means the Securities Act of 1933, as amended.

2.38 Share means a share of the Common Stock of the Company.

2.39 Stock Appreciation Right means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the Participant, without payment to the Company (except for any applicable withholding or other taxes), receives cash, Shares, a combination thereof, or such other consideration as the Board may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the SAR Exercise Price noted in the Stock Appreciation Right for each Share subject to the Stock Appreciation Right.

2.40 Stock Incentive means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit, or a Stock Appreciation Right.

2.41 Stock Incentive Agreement means an agreement between the Company and a Participant evidencing an award of a Stock Incentive.

2.42 Subsidiary means any corporation (other than the corporation employing such Participant or for which such Participant is performing services) in an unbroken chain of corporations beginning with the corporation employing such Participant if, at the time of the granting of the Stock Incentive, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Subsidiary shall mean any corporation (other than the corporation employing such Participant or for which such Participant is performing services) in an unbroken chain of corporations beginning with the corporation employing such Participant if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.43 Ten Percent Stockholder means a Person who owns (after taking into account the attribution rules of Code §424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company or a Subsidiary. For purposes of the preceding sentence, shares of stock owned (directly or indirectly) by or for a Person’s brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants will be considered to be owned by the Person, and if a domestic or foreign corporation , partnership, estate or trust owns (directly or indirectly) shares of stock, those shares are considered to be owned proportionately by or for the stockholders, partners, or beneficiaries of the corporation, partnership, estate or trust. The extent to which stock held by a Person as a trustee of a voting trust is considered owned by such Person is determined under all of the facts and circumstances. Stock that a Person may purchase under outstanding options is not treated as stock owned by such Person. In interpreting the foregoing, the provisions of Treas. Reg. §1.422-2(f)(2) shall govern.

2013 Stock Incentive Plan

SECTION 3	SHARES SUBJECT TO STOCK INCENTIVES

3.1 Maximum Aggregate Shares Issuable Pursuant to Stock Incentives. Subject to adjustment pursuant to Section 10, the total number of Shares that may be issued pursuant to Stock Incentives under this Plan is 3,500,000 Shares plus (i) any reserved Shares not issued or subject to outstanding Stock Incentives under the Prior Plan as of the Effective Date, (ii) Shares that are subject to Stock Incentives granted under the Prior Plan prior to the Effective Date that cease to be subject to Stock Incentives by forfeiture or otherwise after the Effective Date, (iii) Shares issued under the Prior Plan prior to the Effective Date that are repurchased by the Company at the original issue price after the Effective Date. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares or from Shares that have been reacquired by the Company.

3.2 Determination of Maximum Aggregate Shares Issuable.

(a) Any Shares subject to a Stock Incentive that remain un-issued after the cancellation, expiration, lapse or exchange of such Stock Incentive thereafter shall again become available for use under this Plan.

(b) Any Shares issuable pursuant to Options or Stock Appreciation Rights shall be counted against the Share limit contained in Section 3.1 on a one-for-one basis, and any Shares issuable pursuant to Full-Value Awards shall be counted against such Share limit as 1.65 Shares for every one Share subject to such Full-Value Award.

(c) The following Shares will not be added to the total number of shares available or to be made available again for delivery under the Plan: (i) Shares not issued or not delivered as a result of the net settlement of an outstanding Option or Stock Appreciation Right; (ii) Shares delivered to or withheld by the Company to pay the exercise price of or withholding taxes with respect to a Stock Incentive; and (iii) Shares repurchased by the Company on the open market with the proceeds from the payment of the exercise price of an Option.

(d) The Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with a Stock Incentive.

3.3 Maximum Aggregate Shares Issuable ISO Limitation. The total maximum number of Shares that may be issued pursuant to the exercise of ISOs under this Plan shall at all times be exactly the same as the total maximum number of Shares that may be issued pursuant to Stock Incentives under this Plan pursuant to the preceding Sections of this Section 0.

3.4 Code §162(m) Participant Limitation. Notwithstanding anything herein to the contrary, no Participant may be granted Stock Incentives covering an aggregate number of Shares in excess of Five Hundred Thousand (500,000) in any calendar year, and any Shares subject to a Stock Incentive which again become available for use under this Plan after the cancellation, expiration or exchange of such Stock Incentive thereafter shall continue to be counted in applying this calendar year Participant limitation.

SECTION 4	EFFECTIVE DATE

The Effective Date of this Plan shall be the date it is adopted by the Board, or such delayed effective date as the Board may specify, as noted in resolutions effectuating such adoption. This Plan shall be subject to the approval of the stockholders of the Company within twelve (12) months after the date on which this Plan is adopted by the Board, disregarding any contingencies or delayed effective date relative to such adoption. In the event that stockholder approval of this Plan is not obtained, or in the event that this Plan is not subjected to the approval of the stockholders, then any Stock Incentives granted under this Plan shall nonetheless be deemed granted pursuant to the authority of the Board; provided, however, any such Option granted which was intended to be an ISO shall instead be a NQSO. Should this Plan be rejected by the stockholders after being submitted to the stockholders for their approval, the Plan shall immediately terminate at that time, and no further grants shall be made under this Plan thereafter. Notwithstanding the foregoing, no ISO shall be exercisable prior to the date that stockholder approval of this Plan is obtained unless the Participant receiving such ISO agrees that the ISO shall instead be treated as a NQSO for all purposes, and any exercise of an ISO by a Participant prior to the date that stockholder approval of this Plan is obtained shall automatically be deemed to be such an agreement by the exercising Participant. In addition, in the event that stockholder approval of this Plan is not obtained, any Stock Incentives intended to meet the performance-based compensation exception of Code §162(m)(4)(C) may not meet such exception.

2013 Stock Incentive Plan

SECTION 5	ADMINISTRATION

5.1 General Administration. This Plan shall be administered by the Board. The Board, acting in its complete and absolute discretion, shall exercise all such powers and take all such action as it deems necessary or desirable to carry out the purposes of this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board’s actions shall be binding on the Company, or any Subsidiary thereof, on each affected Eligible Recipient, and on each other Person directly or indirectly affected by such actions.

5.2 Authority of the Board. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Eligible Recipients who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Board may make all other determinations that may be necessary or advisable for the administration of the Plan.

5.3 Delegation of Authority. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than one (1) Director or to one or more other Persons to whom the powers of the Board hereunder may be delegated in accordance with applicable law. The members of the Committee and any other Persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee or other delegate (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee or other delegate shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee or other delegate where the Board has delegated its authority to the Committee or other delegate, and any action by the Committee or other delegate pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee (or a subcommittee thereof) comprised solely of two (2) or more Outside Directors may grant Stock Incentives that will meet the Performance-Based Exception, and only a Committee comprised solely of Outside Directors may grant Stock Incentives to Insiders that will be exempt from Section 16(b) of the Exchange Act.

5.4 Decisions Binding. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, or any Subsidiary thereof, its stockholders, Directors, Eligible Recipients, Participants, and their estates and beneficiaries.

5.5 Indemnification for Decisions. No member of the Board or the Committee (or a subcommittee thereof) shall be liable in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company. Service on the Committee (or a subcommittee thereof) shall constitute service as a Director of the Company, so that the members of the Committee (or a subcommittee thereof) shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to its certificate of incorporation, bylaws and applicable law. In addition, the members of the Board, or the Committee (or a subcommittee thereof) shall be indemnified by the Company against the following losses or liabilities reasonably incurred in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company: (a) the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Stock Incentive granted hereunder, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. The Company shall not indemnify or hold harmless the member of the Board or the Committee (or a subcommittee thereof) if the loss or liability was the result of gross negligence or willful misconduct by the Director or would not be allowed under applicable law. Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company, and no portion may be recoverable from the stockholders of the Company.

2013 Stock Incentive Plan

SECTION 6	ELIGIBILITY

Eligible Recipients selected by the Board shall be eligible for the grant of Stock Incentives under this Plan, but no Eligible Recipient shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Eligible Recipient. Only Employees shall be eligible to receive a grant of ISO’s.

SECTION 7	TERMS OF STOCK INCENTIVES

7.1	Terms and Conditions of All Stock Incentives.

(a) Grants of Stock Incentives. The Board, in its complete and absolute discretion, shall grant Stock Incentives under this Plan from time to time. Stock Incentives shall be granted to Eligible Recipients selected by the Board, and the Board shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Eligible Recipients, or to grant all Stock Incentives subject to the same terms and conditions.

(b) Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Board in its complete and absolute discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan.

(c) Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company or a Subsidiary, and the Participant, which shall be in such form and contain such terms and conditions as the Board in its complete and absolute discretion may, subject to the provisions of the Plan, from time to time determine.

(d) Date of Grant. The date a Stock Incentive is granted shall be the date on which the Board (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive, (3) has taken all such other action necessary to direct the grant of the Stock Incentive, and (4) if applicable, any conditions imposed on such grant by the Board have been fulfilled.

(e) Minimum Vesting Periods. Any Stock Incentive awarded to an Employee that does not include performance-based conditions with respect to issuance or exercisability shall have a minimum time-based vesting requirement of 36 months. Any Stock Incentive awarded to an Employee that includes performance-based conditions with respect to issuance or exercisability shall have a minimum time-based vesting requirement of 12 months. Any Stock Incentive awarded to an Outside Director shall have a minimum time-based vesting requirement of 12 months.

7.2	Terms & Conditions of Options.

(a) Necessity of Stock Incentive Agreements. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option that first become exercisable during any calendar year. The Board and/or the Company shall have complete and absolute discretion to modify the terms and provisions of an Option in accordance with Section 0 of this Plan even though such modification may change the Option from an ISO to a NQSO.

(b) Determining Optionees. In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief Executive Officer of the Company, or any Subsidiary thereof, and its other officers, the duties of the Eligible Recipient, the present and potential contributions of the Eligible Recipient to the success of the Company, or any Subsidiary thereof,, and other factors deemed relevant by the Board, in its complete and absolute discretion, in connection with accomplishing the purpose of this Plan. An Eligible Recipient who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Board grants an ISO and a NQSO to an Eligible Recipient on the same date, the right of the Eligible Recipient to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

2013 Stock Incentive Plan

(c) Exercise Price. Subject to adjustment in accordance with Section 0 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Option, other than an ISO to a Participant who is a Ten Percent Stockholder, the Exercise Price shall not be less than the Fair Market Value of a Share on the date the Option is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Stockholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. Without limiting the foregoing, any Option that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of a Share determined as of the date of such grant, consistent with Treas. Reg. §1.409A-1(b)(5)(iv), and any other applicable guidance or regulations issued by the Internal Revenue Service. Notwithstanding the foregoing, the Exercise Price of an Option granted in substitution of an existing option pursuant to Treas. Reg. §1.424-1(a) or Treas. Reg. §1.409A-1(b)(5)(v)(D) may be established under the requirements of those provisions without regard to the foregoing (see subsection (h) below).

(d) Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

(1) make an Option exercisable before the date such Option is granted; or

(2) make an Option exercisable after the earlier of:

(i) the date such Option is exercised in full, or

(ii) the date that is the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Stockholder, or the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Stockholder.

A Stock Incentive Agreement may provide for the exercise of an Option after the employment or service of a Participant has terminated for any reason whatsoever, including death or disability. The Participant’s rights, if any, upon termination of employment or service will be set forth in the applicable Stock Incentive Agreement.

(e) Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, unless the Stock Incentive Agreement provides otherwise, by delivery to the Company of a number of Shares having an aggregate Fair Market Value equal to the amount to be tendered (including a “cashless” or “net share” exercise), or a combination thereof. In a “net share” exercise, the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Exercise Price; provided, however, that the Company shall accept cash or other payment from the Optionee to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole Shares to be issued; and provided further, that Shares will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) Shares are used to pay the Exercise Price pursuant to the “net share” exercise, (B) Shares are delivered to the Optionee as a result of such exercise, and/or (C) Shares are withheld to satisfy tax withholding obligations. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company’s equity securities under Section 12 of the Exchange Act as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. However, notwithstanding the foregoing, with respect to any Participant who is an Insider, a tender of shares or a “cashless” or “net share” exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder. Notwithstanding the above and unless prohibited by the Sarbanes-Oxley Act of 2002, in the complete and absolute discretion of the Board, an Option may be exercised as to a portion or all (as determined by the Board) of the number of Shares specified in the Stock Incentive Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the Participant and that shall include, with such other terms and conditions as the Board shall determine, provisions in a form approved by the Board under which: (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (that shall not be less than the prime bank loan rate as determined by the Board, that shall be established at the time of exercise, and that must be a market rate based on the rate environment at the date of exercise, taking into account the provisions of Code §7872) as the Board shall approve, and (ii) the Participant shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest. Other methods of payment may also be used if approved by the Board in its complete and absolute discretion and provided for under the Stock Incentive Agreement.

2013 Stock Incentive Plan

(f) Conditions to Exercise of an Option. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. Notwithstanding the foregoing, an Option intended to meet the FLSA Exclusion shall not be exercisable for at least six (6) months following the date it is granted, except by reason of death, disability, retirement, a change in corporate ownership or other circumstances permitted under regulations promulgated under the FLSA Exclusion. Furthermore, if a Participant holding an Option receives a hardship distribution from a Code §401(k) plan of the Company, or any Subsidiary, the Option may not be exercised during the six (6) month period following the hardship distribution, unless the Company, or any Subsidiary thereof, determines that such exercise would not jeopardize the tax-qualification of the Code §401(k) plan. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, “first refusal” rights of the Company to purchase Shares acquired pursuant to the exercise of an Option prior to their sale to any other Person, “drag along” rights requiring the sale of shares to a third party purchaser in certain circumstances, “lock up” type restrictions in the case of a Public Offering of the Company’s stock, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

(g) Transferability of Options. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, if such Option is a NQSO, such Option may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determined by the Board in its complete and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, a NQSO may also be transferred by a Participant as a bona fide gift or through a domestic relations order to any “family member” (as that term is defined in 17 CFR §230.701(c)(3)) of the Participant, and in each case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Option and purchase of Shares. In the event of such a gift or transfer by domestic relations order, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its complete and absolute discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant. Notwithstanding the foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.

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(h) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section, any Option granted in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code §424(a) is applicable, may provide for an exercise price computed in accordance with Code §424(a) and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued stock option being replaced thereby.

(i) ISO Tax Treatment Requirements. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), such Option shall not be treated as an ISO in accordance with Code §422(d). The rule of the preceding sentence is applied in the order in which Options are granted. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code §422(a)(2).

(j) Potential Repricing of Stock Options. With respect to any Option granted pursuant to, and under, this Plan, the Board (or a committee thereof) may not authorize the repricing of all or any portion of existing outstanding Options without the approval of the stockholders of the Company. For this purpose, “repricing” of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Exercise Price of an existing Option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its Exercise Price exceeds the Fair Market Value of the underlying stock subject to such Option, in exchange for cash, another Option, a Stock Appreciation Right, a Restricted Stock Award, or other equity in the Company.

7.3	Terms and Conditions of Stock Appreciation Rights.

(a) Grants of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over an SAR Exercise Price that shall be not less than the SAR Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or not less than one hundred percent (100%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted in the case of any other Stock Appreciation Right. Any Stock Appreciation Right that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with a SAR Exercise Price equivalent to or greater than the Fair Market Value of a Share determined as of the date of such grant, consistent with Treas. Reg. §1.409A-1(b)(5)(iv), and any other applicable guidance or regulations issued by the Internal Revenue Service. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

(b) Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Board may determine. To the extent that a Stock Appreciation Right is paid in cash, it shall nonetheless be deemed paid in Shares for purposes of Section 0 hereof.

(c) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part. Furthermore, if the Participant holding a Stock Appreciation Right receives a hardship distribution from a Code §401(k) plan of the Company, or any Subsidiary, the Stock Appreciation Right may not be exercised during the six (6) month period following the hardship distribution, unless the Company, or any Subsidiary thereof, determines that such exercise would not jeopardize the tax-qualification of the Code §401(k) plan.

2013 Stock Incentive Plan

(d) Restrictions on Shares Awarded. Shares awarded pursuant to Stock Appreciation Rights shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Stock Appreciation Right as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Stock Appreciation Rights, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Stock Appreciation Rights prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with public offerings of the Company’s Shares, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

(e) Transferability of Stock Appreciation Rights. No Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Stock Incentive Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable, during the Participant’s lifetime, only by the Participant, except that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such Stock Appreciation Right may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Board in its complete and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, (A) a Stock Appreciation Right which is granted in connection with the grant of a NQSO may be transferred, but only with the NQSO, and (B) a Stock Appreciation Right that is not granted in connection with the grant of a NQSO, may be transferred by the Participant as a bona fide gift or through a domestic relations order to any “family member” (as that term is defined in 17 CFR §230.701(c)(3)) of the Participant, and in each case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right. In the event of such a gift or transfer by domestic relations order, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its complete and absolute discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right. Notwithstanding the foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.

(f) Special Provisions for Tandem SARs. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

(g) Potential Repricing of SARs. With respect to any Stock Appreciation Right granted pursuant to, and under, this Plan, the Board (or a committee thereof) may not determine that the repricing of all or any portion of existing outstanding Stock Appreciation Rights is appropriate without the approval of the Stockholders of the Company. For this purpose, “repricing” of Stock Appreciation Rights shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the SAR Exercise Price of an existing Stock Appreciation Right; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Stock Appreciation Right at a time when its SAR Exercise Price exceeds the Fair Market Value of the underlying stock subject to such Stock Appreciation Right, in exchange for cash, another Stock Appreciation Right, an Option, a Restricted Stock Award, or other equity in the Company.

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7.4	Terms & Conditions of Restricted Stock Awards.

(a) Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions (if any) as determined by the Board for periods determined by the Board. Restricted Stock Awards issued under the Plan may have restrictions that lapse based upon the service of a Participant, or based upon the attainment (as determined by the Board) of performance goals established pursuant to the business criteria listed in Section 0, or based upon any other criteria that the Board may determine appropriate. Any Restricted Stock Award with restrictions that lapse based on the attainment of performance goals must be granted by a Committee, must have its performance goals determined by such a Committee based upon one or more of the business criteria listed in Section 0, and must have the attainment of such performance goals certified in writing by such a Committee in order to meet the Performance-Based Exception. Shares awarded pursuant to a Restricted Stock Award may be forfeited to the extent that a Participant fails to satisfy the applicable conditions or restrictions during the period of restriction. The Company may retain the certificates representing Shares subject to a Restricted Stock Award in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. The Board may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment; provided, however, if the Participant holding a Restricted Stock Award receives a hardship distribution from a Code §401(k) plan of the Company, or any Subsidiary, the Participant may not pay any amount for such Restricted Stock Award during the six (6) month period following the hardship distribution, unless the Company, or any Subsidiary thereof, determines that such payment would not jeopardize the tax-qualification of the Code §401(k) plan.

(b) Acceleration of Award. The Board shall have the power to permit, in its complete and absolute discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant as part of a Restricted Stock Award.

(c) Necessity of Stock Incentive Agreement. Each grant of a Restricted Stock Award shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Shares awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan. The Board shall have complete and absolute discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 0 of this Plan.

(d) Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Restricted Stock Award, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Restricted Stock Award prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with public offerings of the Company’s stock, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

(e) Transferability of Restricted Stock Awards. A Restricted Stock Award may not be transferred by the holder Participant, except, subject to applicable law and other applicable restrictions: (A) upon the death of the holder Participant, a Restricted Stock Award may be transferred by will or by the laws of descent and distribution, (B) a Restricted Stock Award may, unless the applicable Stock Incentive Agreement provides otherwise, be transferred at any time as a bona fide gift or through a domestic relations order to any “family member” (as that term is defined in 17 CFR §230.701(c)(3)) of the Participant; provided, however, that the transferee must be bound by all terms and provisions of the underlying Restricted Stock Award, and (C) a Restricted Stock Award may be transferred at any time following the lapse of all restrictions on transferability of the Restricted Stock Award. Notwithstanding the foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.

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(f) Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement expressly provides otherwise, holders of Restricted Stock Awards shall, with respect to the Shares subject to such Stock Incentive Agreement, be entitled (1) to vote such Shares, and (2) to receive any dividends declared upon such Shares, during any period of restriction imposed by the Stock Incentive Agreement, but shall not be entitled (1) to vote such Shares, or (2) to receive any dividends declared upon such Shares, on or after the date on which Shares are forfeited pursuant to such Stock Incentive Agreement.

7.5	Terms & Conditions of Restricted Stock Units.

(a) Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Board in the Stock Incentive Agreement evidencing such award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Board may determine appropriate. The Board may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment; provided, however, if a Participant holding Restricted Stock Units receives a hardship distribution from a Code §401(k) plan of the Company, or any Subsidiary, no payment for any Restricted Stock Unit may be made by the Participant during the six (6) month period following the hardship distribution, unless the Company, or any Subsidiary thereof, determines that such payment would not jeopardize the tax-qualification of the Code §401(k) plan. A Participant’s right to Shares based upon Restricted Stock Units shall be an unfunded, unsecured obligation of the Company until such time as Shares are actually issued to the Participant pursuant to the terms and provisions of the Stock Incentive Agreement evidencing such Restricted Stock Units, and such Participant shall have no right to any specific assets of the Company prior thereto.

(b) Vesting of Restricted Stock Units. The Board may establish a vesting schedule applicable to a Restricted Stock Unit and may specify the times, vesting and performance goal requirements that may be applicable to a Restricted Stock Unit. Until the end of the period(s) of time specified in any such vesting schedule and/or the satisfaction of any such performance criteria, the Restricted Stock Units subject to such Stock Incentive Agreement shall remain subject to forfeiture.

(c) Acceleration of Award. The Board shall have the power to permit, in its complete and absolute discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant.

(d) Necessity of Stock Incentive Agreement. Each grant of Restricted Stock Units shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Participant’s right to receive Shares in the future, and shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan. The Board shall have complete and absolute discretion to modify the terms and provisions of Restricted Stock Units in accordance with Section 0 of this Plan.

(e) Transferability of Restricted Stock Units. Except as otherwise provided in a Participant’s Stock Incentive Agreement, no Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution. Notwithstanding the foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.

(f) Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units.

(g) Code §409A Requirements. A Restricted Stock Unit must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” Grants of Restricted Stock Units under this Plan should be made with consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Restricted Stock Unit.

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(h) No ERISA Employee Benefit Plan Created. Except to the extent that the Board expressly determines otherwise in resolutions, a Restricted Stock Unit must contain terms and provisions designed to ensure that the Restricted Stock Unit will not be considered an “employee benefit plan” as defined in ERISA §3(3).

(i) Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Units shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Unit as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Restricted Stock Units, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Restricted Stock Units prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with public offerings of the Company’s Shares, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

SECTION 8	SECURITIES REGULATION

Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the exercise of a Stock Incentive or otherwise, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act, and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise of a Stock Incentive granted under this Plan may at the complete and absolute discretion of the Company bear a legend to the effect that such Shares have not been registered under the Securities Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the Securities Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. The Company shall not be required to issue any Shares under any Stock Incentive if the issuance of such Shares would constitute a violation by the Participant, the Company or any other Person of any provisions of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Shares pursuant hereto or pursuant to a grant of a Stock Incentive to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that Shares may not be issued pursuant to a Stock Incentive unless and until the Shares covered by such grant are registered or are exempt from registration, the issuance of Shares pursuant to such grant (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

SECTION 9	LIFE OF PLAN

No Stock Incentive shall be granted under this Plan on or after the earlier of:

9.1 the tenth (10th) anniversary of the Effective Date of this Plan, or

9.2 the date on which all of the Shares available for issuance under Section 0 of this Plan have (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan, lapse of all restrictions under Restricted Stock Awards granted under this Plan, or vesting and payment of all Restricted Stock Units granted under this Plan) been issued or no longer are available for use under this Plan.

After such date, this Plan shall continue in effect with respect to any then-outstanding Stock Incentives until (1) all then-outstanding Options and Stock Appreciation Rights have been exercised in full or are no longer exercisable, (2) all Restricted Stock Awards have vested or been forfeited, and (3) all Restricted Stock Units have vested and been paid or been forfeited.

2013 Stock Incentive Plan

SECTION 10	ADJUSTMENT

Notwithstanding anything in Section 0 to the contrary, the number of Shares reserved under Section 0 of this Plan, the limit on the number of Shares that may be granted during a calendar year to any Eligible Recipient under Section 0 of this Plan, the number and type of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights, may be adjusted by the Board in its complete and absolute discretion in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits; provided, however, that the Board shall be required to make such adjustments if such change in the capitalization of the Company constitutes an “equity restructuring” as defined in FASB ASC §718-10-20. Furthermore, the Board shall have the right to, and may in its complete and absolute discretion, adjust (in a manner that satisfies the requirements of Code §424(a) and/or Treas. Reg. §1.409A-1(b)(5)(v)(D)) the number of Shares reserved under Section 0, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights in the event of any corporate transaction described in Code §424(a) and/or Treas. Reg. §1.409A-1(b)(5)(v)(D) that provides for the substitution or assumption of such Stock Incentives; provided, however, that the Board shall be required to make such adjustments if such corporate transaction constitutes an “equity restructuring” as defined in FASB ASC §718-10-20. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected Persons and, further, shall not constitute an increase in the number of Shares reserved under Section 0.

SECTION 11	CHANGE OF CONTROL OF COMPANY

11.1 General Rule for Options. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan that is not so assumed or substituted (a “Non-Assumed Option”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed Options, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”), notwithstanding any provision of Section 12.4 of this Plan:

(a) Accelerate the vesting and/or exercisability of any such Non-Assumed Option on or before a specified Action Effective Date; and/or

(b) Unilaterally cancel any such Non-Assumed Option which has not vested and/or which has not become exercisable as of a specified Action Effective Date; and/or

(c) Unilaterally cancel any such Non-Assumed Option as of a specified Action Effective Date in exchange for:

(1) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate Exercise Price for such Shares; and/or

(2) cash or other property equal in value to the excess of the Fair Market Value of any Shares (or fractional Shares) that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate Exercise Price for such Shares; and/or

(d) Unilaterally cancel any such Non-Assumed Option as of a specified Action Effective Date in exchange for cash or other property equal in value to the excess of the Fair Market Value of any Shares (or fractional Shares) that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate Exercise Price for such Shares; and/or

2013 Stock Incentive Plan

(e) Unilaterally cancel any such Non-Assumed Option after a specified Action Effective Date after providing the holder of such Option with (1) an opportunity to exercise such Non-Assumed Option to the extent vested and/or exercisable (taking into account vesting and/or exercisability as of the date of the Change of Control) on or before such Action Effective Date, and (2) reasonable notice of such opportunity to exercise prior to such Action Effective Date; and/or

(f) Unilaterally require the exercise of, and unilaterally cause the exercise of, any such Non-Assumed Option by a “cashless” or “net share” exercise (as described in Section 7.2(e) hereof) as of a specified Action Effective Date; and/or

(g) Unilaterally cancel any such Non-Assumed Option as of a specified Action Effective Date and notify the holder of such Option of such action, but only if the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of such Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate Exercise Price for such Shares.

With respect to subsection (e) above, notwithstanding any provision of this Plan or any Stock Incentive Agreement to the contrary, unless prohibited by the Sarbanes-Oxley Act of 2002, the Committee may, in its complete and absolute discretion, allow the holder of any such Non-Assumed Option to exercise such Non-Assumed Option under the provisions of subsection (e) above with a promissory note which shall become due and payable as of, or shortly after, the date of the Change of Control on such terms and conditions as the Committee may determine, consistent with the requirements of Code §7872. However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed Option is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

11.2 General Rule for SARs. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Appreciation Rights granted under this Plan, with respect to any Stock Appreciation Right granted under this Plan that is not so assumed or substituted (a “Non-Assumed SAR”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed SARs, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”), notwithstanding any provision of Section 12.4 of this Plan:

(a) Accelerate the vesting and/or exercisability of such Non-Assumed SAR on or before a specified Action Effective Date; and/or

(b) Unilaterally cancel any such Non-Assumed SAR which has not vested or which has not become exercisable as of a specified Action Effective Date; and/or

(c) Unilaterally cancel such Non-Assumed SAR as of a specified Action Effective Date in exchange for:

(1) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate SAR Exercise Price for such Shares subject to such Non-Assumed SAR; and/or

(2) cash or other property equal in value to the excess of the Fair Market Value of any Shares (or fractional Shares) subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate SAR Exercise Price for such Shares subject to such Non-Assumed SAR; and/or

2013 Stock Incentive Plan

(d) Unilaterally cancel any such Non-Assumed SAR as of a specified Action Effective Date in exchange for cash or other property equal in value to the excess of the Fair Market Value of any Shares (or fractional Shares) subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate SAR Exercise Price for such Shares subject to such Non-Assumed SAR; and/or

(e) Unilaterally cancel such Non-Assumed SAR as of a specified Action Effective Date after providing the holder of such SAR with (1) an opportunity to exercise such Non-Assumed SAR to the extent vested and/or exercisable (taking into account vesting and/or exercisability as of the date of the Change of Control) on or before such Action Effective Date, and (2) reasonable notice of such opportunity to exercise prior to such Action Effective Date; and/or

(f) Unilaterally require the exercise of, and unilaterally cause the exercise of, any such Non-Assumed SAR as of a specified Action Effective Date; and/or

(g) Unilaterally cancel such Non-Assumed SAR and notify the holder of such SAR of such action, but only if the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the SAR Exercise Price for such Non-Assumed SAR.

However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed SAR is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of a SAR.

11.3 General Rule for Restricted Stock Units. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Restricted Stock Units granted under this Plan, with respect to any Restricted Stock Unit granted under this Plan that is not so assumed or substituted (a “Non-Assumed RSU”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed RSUs, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”) and only if such action does not cause the affected Non-Assumed RSU to fail to comply with Code §409A or to fail to be exempt from Code §409A, notwithstanding any provision of Section 12.4 of this Plan:

(a) Accelerate the vesting of such Non-Assumed RSU on or before a specified Action Effective Date; and/or

(b) Unilaterally cancel any such Non-Assumed RSU which has not vested as of a specified Action Effective Date; and/or

(c) Unilaterally cancel such Non-Assumed RSU as of a specified Action Effective Date and notify the holder of such Restricted Stock Unit of such action, but only if the Fair Market Value of the Shares that were subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting) is zero.

However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed RSU is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of a Restricted Stock Unit.

2013 Stock Incentive Plan

11.4 General Rule for Other Stock Incentive Agreements. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.

SECTION 12	AMENDMENT OR TERMINATION

12.1 Amendment of the Plan. This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the stockholders of the Company (a) to increase the number of Shares reserved under Section 3, except as set forth in Section 10, (b) to extend the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price or SAR Exercise Price under Section 7, or (d) to change the designation of Eligible Recipients eligible for Stock Incentives under Section 6. Stockholder approval of other material amendments may be necessary (a) in order for the Plan to continue to be able to issue ISOs under Code §422 pursuant to Treas. Reg. §1.422-2(b)(2)(iii), (b) in order for the Plan to continue to be able to issue Stock Incentives which meet the Performance-Based Exception pursuant to Treas. Reg. §1.162-27(e)(2)(vi), or (c) in order for the Plan to comply with rules promulgated by an established stock exchange or a national market system, and, in all cases, the Board shall determine whether approval by the stockholders shall be requested and/or required in its complete and absolute discretion after due consideration of such matters.

12.2 Implications of Stockholder Approval. In the event that this Plan is amended and such amendment is subjected to stockholder approval (whether by the Board or by the terms and provisions of this Plan), then in the event that stockholder approval of this Plan is not obtained, or in the event that this Plan is not subjected to the approval of the stockholders, then any Stock Incentives granted under this Plan shall nonetheless be deemed granted pursuant to the authority of the Board; provided, however, any such Option granted which was intended to be an ISO shall instead be a NQSO. Should an amendment to this Plan be rejected by the stockholders after being submitted to the stockholders for their approval, the amendment of the Plan shall immediately terminate at that time notwithstanding anything to the contrary (the amendment having been considered to have been in existence only from its original date of Board approval or later effective date to such date of rejection by the stockholders), and no grants made under this Plan thereafter shall be considered as being made from this Plan as so amended. Notwithstanding the foregoing, no ISO whose status as such is dependent upon an amendment to this Plan for which stockholder approval is required shall be exercisable prior to the date that stockholder approval of this Plan is obtained unless the Participant receiving such ISO agrees that the ISO shall instead be treated as a NQSO for all purposes if such stockholder approval is not obtained, and any exercise of such an ISO by a Participant prior to the date that such stockholder approval of this Plan is obtained shall automatically be deemed to be such an agreement by the exercising Participant. In addition, in the event that stockholder approval of an amendment to this Plan is not obtained, any Stock Incentives intended to meet the performance-based compensation exception of Code §162(m)(4)(C) may not meet such exception (see Treas. Reg. §1.162-27(e)(4)(vi).).

12.3 Suspension of Awards & Termination of Plan. The Board may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. (See also Section 4 for a special provision providing for automatic termination of this Plan in certain circumstances.)

12.4 Amendment of Outstanding Stock Incentives. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the Participant under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (b) the Participant consents in writing to such modification, amendment or cancellation, (c) there is a dissolution or liquidation of the Company, (d) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (e) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law. The foregoing notwithstanding, the Company shall not cancel, terminate, repurchase or exchange any Stock Incentive in exchange for a cash payment without the approval of the stockholders of the Company, except for any cancellation, termination, repurchase or exchange conducted in accordance with Section 11 in connection with a Change of Control that is approved by the stockholders of the Company. No modification, amendment or cancellation of an outstanding Stock Incentive which is expressly allowed under Section 0 shall be subject to the provisions of this Section 12.4.

2013 Stock Incentive Plan

SECTION 13	PERFORMANCE CRITERIA FOR PERFORMANCE-BASED EXCEPTION

13.1 Performance Goal Business Criteria. The following performance measure(s) must be used by a Committee composed of solely two (2) or more Outside Directors to determine the degree of payout and/or vesting with respect to a Stock Incentive granted pursuant to this Plan in order for such Stock Incentive to qualify for the Performance-Based Exception:

(a) Earnings per share;

(b) Net income (before or after taxes);

(c) Return measures (including, but not limited to, return on assets, equity or sales);

(d) Cash flow return on investments which equals net cash flows divided by owners equity;

(e) Earnings before or after taxes, depreciation and/or amortization;

(f) Gross revenues;

(g) Operating income (before or after taxes);

(h) Total stockholder returns;

(i) Corporate performance indicators (indices based on the level of certain services provided to customers);

(j) Achievement of sales targets;

(k) Completion of acquisitions;

(l) Cash generation, profit and/or revenue targets;

(m) Growth measures, including revenue growth, as compared with a peer group or other benchmark;

(n) Share price (including, but not limited to, growth measures and total stockholder return); and/or

(o) Pre-tax profits.

The Board may propose for stockholder vote and stockholder approval a change in these general performance measures set forth in this Section at any time.

13.2 Discretion in Formulation of Performance Goals. Unless an applicable Stock Incentive Agreement expressly provides otherwise, the Board shall have the complete and absolute discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Stock Incentives that are to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the complete and absolute discretion to adjust such Stock Incentives downward).

13.3 Payment upon Achievement of Performance Goals. Any Stock Incentive that is to qualify for the Performance-Based Exception shall be earned, vested and payable only upon the achievement of performance goals established by a Committee composed solely of two (2) or more Outside Directors based upon one or more of the Performance Goal Business Criteria listed in Section Section 13 above; provided, however, the Committee may provide, either in connection with the grant of the Stock Incentive or by an amendment thereafter, that achievement of such performance goals will be waived upon the death or disability of the Participant receiving such Stock Incentive or upon a Change of Control of the Company. Any payment of a Stock Incentive that is to qualify for the Performance-Based Exception shall be conditioned on the written certification of the Committee that such performance goals were satisfied.

13.4 Performance Periods. The Board shall have the complete and absolute discretion to determine the period during which any performance goal must be attained with respect to a Stock Incentive. Such period may be of any length, and, for Stock Incentives that are to qualify for the Performance-Based Exception, must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria is not in any event set after 25% or more of such period has elapsed).

2013 Stock Incentive Plan

13.5 Modifications to Performance Goal Business Criteria. In the event that the applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures noted above without obtaining stockholder approval of such changes, the Board shall have complete and absolute discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Board determines that it is advisable to grant Stock Incentives that shall not qualify for the Performance-Based Exception, the Board may make such grants without satisfying the requirements of Code §162(m) and without regard to the provisions of this Section 0; otherwise, a Committee composed exclusively of two (2) of more Outside Directors must make such grants.

SECTION 14	MISCELLANEOUS

14.1 Stockholder Rights. No Participant shall have any rights as a stockholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise of such Stock Incentive until (i) the Shares subject to such Stock Incentive have been recorded on the Company’s official stockholder records as having been issued and transferred to such Participant, and (ii) the Participant has executed an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s stockholders then in effect. Upon the grant of a Stock Incentive or a Participant’s exercise of such Stock Incentive, the Company will have a reasonable period in which to issue and transfer the Shares to the Participant, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance and transfer.

14.2 No Guarantee of Continued Relationship. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment or a contract to perform services and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company, or any Subsidiary thereof, in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.

14.3 Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, or any Subsidiary thereof, as a condition precedent for the fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon exercise of an Option or a Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock Unit, or grant of (if a Code §83(b) election is properly made) or substantial vesting of a Restricted Stock Award, the Company, or any Subsidiary thereof, shall have the right to require the Participant to remit to the Company, or any Subsidiary thereof, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Restricted Stock Unit, or as a condition to the grant (if a Code §83(b) election is properly made) or substantial vesting of the Restricted Stock Award, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of such exercise, satisfaction of conditions, or grant (if a Code §83(b) election is properly made) or substantial vesting. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company, or any Subsidiary thereof, withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company, or any Subsidiary thereof, unless the Company, or any Subsidiary thereof, retains only Shares with a Fair Market Value equal to or less than the minimum amount of taxes required to be withheld.

14.4 Notification of Disqualifying Dispositions of ISO Options. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company, or any Subsidiary thereof, in writing of such sale or disposition and shall cooperate with the Company, or any Subsidiary thereof, in providing sufficient information to the Company, or any Subsidiary thereof, for the Company, or any Subsidiary thereof, to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he may be subject to federal, state and/or local tax withholding by the Company, or any Subsidiary thereof, on the compensation income recognized by Participant from any such early disposition, and agrees that he shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company, or any Subsidiary thereof, may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.

2013 Stock Incentive Plan

14.5 Unfunded Plan. To the extent that cash or property is payable to a participant under this Plan, such cash or property will be paid by the Company from its general assets, and any Person entitled to such a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company. Shares to be distributed hereunder will be issued directly by the Company from its authorized but unissued or “treasury” stock or a combination thereof. The Company will not be required to segregate on its books or otherwise establish any funding procedure for the amount to be used for the payment of benefits under the Plan. If, however, the Company determines to reserve Shares or other assets to discharge its obligations hereunder, such reservation will not be deemed to create a trust or other funded arrangement.

14.6 No Fiduciary Relationship. Nothing contained in this Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company or any Subsidiary on the one hand, and any Participant or executor, administrator, or other personal representative or designated beneficiary of such Participant or any other Persons on the other hand.

14.7 Relationship to Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or a Subsidiary, nor shall the adoption of this Plan preclude the Company or a Subsidiary from establishing any other form of incentive or other compensation plan for Employees or Key Persons of the Company or a Subsidiary.

14.8 Governing Law. The granting of Stock Incentives under this Plan, the exercisability of any Stock Incentives and the issuance of shares of Common Stock shall be subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required by applicable law. Specifically, the laws of the State of Delaware shall govern this Plan and any Stock Incentive Agreement issued hereunder. If Delaware’s conflict of law rules would apply another state’s laws, the laws of the State of Delaware shall still govern.

14.9 Transfer. The transfer of an Employee between or among the Company or a Subsidiary shall not be treated as a termination of his or her employment under this Plan unless a Stock Incentive Agreement expressly provides otherwise.

2013 Stock Incentive Plan

SCHEDULE A

The UK Sub-Plan

This schedule constitutes a sub-plan, providing for the grant of options to UK employees. If the Board determines to grant an Option pursuant to this sub-plan, such Option will be subject to the terms of the rules of the Plan but subject to the following additional provisions:

1.	Only Options and Stock Appreciation Rights may be granted under this sub-plan.

2.	In this sub-plan Eligible Recipient means an Employee.

3.	When the Board determines to grant a Stock Incentive pursuant to this sub-Plan it shall do so by executing (on the date it so determines) a deed to that effect.

4.	Section 7.2(g) shall be amended by striking:

“Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, a NQSO may also be transferred by a Participant as a bona fide gift or through a domestic relations order to any “family member” (as that term is defined in 17 CFR §230.701(c)(3)) of the Participant, and in each case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Option and purchase of Shares.”

and replace such sentence with:

“Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, a NQSO may also be transferred by a Participant as a bona fide gift (i) to his or her spouse, widow, widower, or children or children by adoption under the age of 18, (ii) to a trust for the benefit of one or more individuals described in clause (i) and no other persons, or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), and in each case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Option and purchase of Shares.”

5.	In Section 14.3 all references to “Federal, state and local taxes” shall be deemed to include all forms of tax, duties, imposts and levies in the nature of tax whenever created or imposed and whether of the United Sates of America or elsewhere including (without limitation) United Kingdom national insurance.

6.	The Company may in its absolute discretion require a Participant, on demand, to enter into an election pursuant to Section 431(1) of the UK Income Tax (Earnings and Pensions) Act 2003 in respect of all Shares issued or transferred upon the exercise of any Option held by that Participant (and no Shares shall be issued or delivered on exercise of an Option whilst the holder of that Option is in breach of this paragraph 6). Such election shall be in such form as the Board shall require.

7.	The Company may require, as a condition of exercise of an Option, that the Option holder shall enter into an election or agreement with the Company or any Subsidiary to assume the liability for any secondary Class 1 national insurance contributions payable in the United Kingdom in respect of that Option, under Section 4 of, and paragraph 3B of Schedule 1 to, the UK Social Security Contributions and Benefits Act 1992 (and no Shares shall be issued or delivered on exercise of an Option whilst the holder of that Option is in breach of this paragraph 7). Such election or agreement shall be in such form as the Board shall require.

2013 Stock Incentive Plan